EXHIBIT 99.1

         The mortgage loans delivered to the trust on the Closing Date (the "Initial Mortgage Loans") consisted of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans. The Depositor purchased the Initial Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement dated August 30, 2004 (the "Mortgage Loan Purchase Agreement"), among the Seller, the Depositor and Option One Mortgage Corporation. The Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans") and subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans" and together with the Subsequent Group I Mortgage Loans, the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans") were purchased by the Trust from the Depositor pursuant to the Subsequent Mortgage Loan Purchase Agreement dated September 15, 2004 (the "Subsequent Mortgage Loan Purchase Agreement") between the Seller, the Depositor and Option One Mortgage Corporation from funds on deposit in the Pre-Funding Accounts. Pursuant to the Pooling and Servicing Agreement, dated September 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, the Servicer and the Trustee, the Depositor caused the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders. The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Additional Mortgage Loans and the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics. The Cut-off Date for both the Initial Mortgage Loans and the Subsequent Mortgage Loans is September 1, 2004 (the "Cut-off Date").

         The Initial Mortgage Loans had an aggregate principal balance as of the Cut-off Date of $1,083,027,227.62. The Subsequent Mortgage Loans had an aggregate principal balance as of the Cut-off Date of $549,819,689.35. The Mortgage Loans had aggregate principal balance as of the Cut-off Date of $1,632,846,916.97.

         The mortgage loans are secured by mortgages or deeds of trust or other similar security instruments creating first or second liens on residential properties. The mortgaged properties consist of attached, detached or semi-detached, one- to four-family dwelling units, individual condominium units, individual units in planned unit developments and modular homes. The mortgage loans will be acquired by the depositor from the seller in the manner described in this prospectus supplement. Option One Mortgage Corporation will act as the servicer under the pooling and servicing agreement.

         Each mortgage loan will accrue interest at the fixed-rate or the adjustable-rate calculated as specified under the terms of the related mortgage note. Approximately 74.43% of the Group I Mortgage Loans are adjustable -rate mortgage loans and approximately 25.57% of the Group I Mortgage Loans are fixed-rate mortgage loans. Approximately 76.63% of the Group II Mortgage Loans are adjustable -rate mortgage loans and approximately 23.37% of the Group II Mortgage Loans are fixed-rate mortgage loans. Approximately 74.89% of the mortgage loans are adjustable-rate mortgage loans and approximately 25.11% of the mortgage loans are fixed-rate mortgage loans.

         Each fixed-rate mortgage loan has a mortgage rate that is fixed for the life of such mortgage loan.

         Each adjustable-rate mortgage loan accrues interest at a mortgage rate that is adjustable. Generally, the adjustable-rate mortgage loans provide for semi-annual adjustment to their mortgage rates; provided, however, that (i) the first adjustment of the rates for approximately 91.80% of the adjustable-rate Group I Mortgage Loans and approximately 91.16% of the adjustable-rate Group II Mortgage Loans (in each case, by aggregate principal balance of the adjustable-rate mortgage loans in the related loan group as of the cut-off date) and approximately 91.67% of the adjustable-rate mortgage loans (by aggregate principal balance of the adjustable-rate mortgage loans as of the cut-off date), will not occur until after an period of approximately two years from the date of origination and (ii) the first adjustment of the rates for approximately 8.07% of the adjustable-rate Group I Mortgage Loans and approximately 8.60% of the adjustable-rate Group II Mortgage Loans (in each case, by aggregate principal balance of the adjustable-rate mortgage loans in the related loan group as of the cut-off date) and approximately 8.18% of the adjustable-rate mortgage loans (by aggregate principal balance of the adjustable-rate mortgage loans as of the cut-off date), will not occur until after an period of approximately three years from the date of origination. Such adjustable-rate mortgage loans are referred to in this prospectus supplement as "delayed first adjustment mortgage loans." In connection with each mortgage rate adjustment, the adjustable-rate mortgage loans have corresponding adjustments to their monthly payment amount, in each case on each applicable adjustment date. On each adjustment date, the mortgage rate on each adjustable-rate mortgage loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the index and a fixed percentage amount, or gross margin, for that mortgage loan specified in the related mortgage note. However, the mortgage rate on each adjustable-rate mortgage loan will generally not increase or decrease by more than 1.000% to 4.000% per annum, on any related adjustment date and will not exceed a specified maximum mortgage rate over the life of the mortgage loan or be less than a specified minimum mortgage rate over the life of the mortgage loan. Effective with the first monthly payment due on each adjustable-rate mortgage loan after each related adjustment date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of that mortgage loan over its remaining term and pay interest at the mortgage rate as so adjusted. Due to the application of the periodic rate caps and the maximum mortgage rates, the mortgage rate on each adjustable-rate mortgage loan, as adjusted on any related adjustment date, may be less than the sum of the index, calculated as described in this prospectus supplement, and the related gross margin. See "--The Index" in this prospectus supplement. None of the adjustable-rate mortgage loans permits the related mortgagor to convert the adjustable mortgage rate thereon to a fixed mortgage rate.

         Approximately 2.81% of the Group I Mortgage Loans, approximately 9.30% of the Group II Mortgage Loans and approximately 4.16% of the mortgage loans provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest. At the end of such period, the monthly payments on each such mortgage loan will be recalculated to provide for amortization of the principal balance by the maturity date and payment of interest at the then-current mortgage rate.

         The mortgage loans have scheduled monthly payments due on the first day of the month and that day is referred to in this prospectus supplement as the "due date." Each mortgage loan will contain a customary due-on-sale clause which provides that the mortgage loan must be repaid at the time of a sale of the related mortgaged property or, in the case of an adjustable-rate mortgage loan, assumed by a creditworthy purchaser of the related mortgaged property.

         Approximately 71.18% of the Group I Mortgage Loans, approximately 74.40% of the Group II Mortgage Loans and approximately 71.85% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments as provided in the related mortgage note. These mortgage loans provide for payment of a prepayment charge on some partial prepayments and all prepayments in full made within a specified period not in excess of three years from the date of origination of the mortgage loan, as provided in the related mortgage note. The amount of the prepayment charge is as provided in the related mortgage note, but, in most cases, is equal to six month's interest on any amounts prepaid in excess of 20% of the original principal balance of the related mortgage loan in any 12 month period, as permitted by law. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the offered certificates. Under the limited instances described under the terms of the pooling and servicing agreement, the servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the servicer with respect to the waiver of the prepayment charges, may have on the prepayment performance of the mortgage loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982, or Parity Act, which regulates the ability of the originator to impose prepayment charges, was amended, and as a result, the originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003. The depositor makes no representations as to the effect that the prepayment charges, decisions by the servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the mortgage loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003. See "Legal Aspects of Mortgage Loans--Enforceability of Provisions--Prepayment Charges and Prepayments" in the prospectus.

         None of the mortgage loans are buydown mortgage loans.

MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The average principal balance of the mortgage loans at origination was approximately $168,855. No mortgage loan had a principal balance at origination greater than approximately $1,000,000 or less than approximately $50,000. The average principal balance of the mortgage loans as of the cut-off date was approximately $168,595. No mortgage loan had a principal balance as of the cut-off date of greater than approximately $1,099,208 or less than approximately $49,637

         The mortgage loans had mortgage rates as of the cut-off date ranging from approximately 4.090% per annum to approximately 13.150% per annum, and the weighted average mortgage rate for the mortgage loans was approximately 7.252% per annum.

         As of the cut-off date, the adjustable-rate mortgage loans had gross margins ranging from approximately 2.000% to approximately 10.090%, minimum mortgage rates ranging from approximately 4.090% per annum to approximately 12.500% per annum and maximum mortgage rates ranging from approximately 10.090% per annum to approximately 18.500% per annum. As of the cut-off date, with respect to the adjustable-rate mortgage loans, the weighted average gross margin was approximately 5.302%, the weighted average minimum mortgage rate was approximately 7.180% per annum and the weighted average maximum mortgage rate was approximately 13.184% per annum. The latest first adjustment date following the cut-off date on any adjustable-rate mortgage loan occurs in August 1, 2019 and the weighted average next adjustment date for all of the adjustable-rate mortgage loans following the cut-off date is August 1, 2006.

         The weighted average combined loan-to-value ratio of the mortgage loans at origination was approximately 79.83%. At origination, no mortgage loan had a combined loan-to-value ratio greater than 109.59% or less than approximately 9.47%; provided however, on or before the closing date, the depositor will remove from the mortgage pool any mortgage loan with a loan-to-value ratio of greater than 100.00%.

         The weighted average remaining term to stated maturity of the mortgage loans was approximately 355 months as of the cut-off date. None of the mortgage loans will have a first due date prior to August 1, 2004 or after October 1, 2004, or will have a remaining term to stated maturity of less than 118 months or greater than 360 months as of the cut-off date. The latest maturity date of any mortgage loan is September 1, 2034.

         The mortgage loans are expected to have the following characteristics as of the cut-off date, but investors should note that the sum in any column may not equal the total indicated due to rounding:

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                                                              WEIGHTED
                                                                    % OF                                      AVERAGE
                                 NUMBER                          AGGREGATE                       WEIGHTED     ORIGINAL   WEIGHTED
                                   OF                             ORIGINAL        AVERAGE        AVERAGE      COMBINED    AVERAGE
                                MORTGAGE   AGGREGATE ORIGINAL     PRINCIPAL       PRINCIPAL      MORTGAGE     LOAN-TO-     CREDIT
          RANGE ($)              LOANS     PRINCIPAL BALANCE      BALANCE         BALANCE          RATE      VALUE RATIO   SCORE
------------------------------------------------------------------------------------------------------------------------------------
  25,000.01 -  50,000.00....       105       $ 5,250,000.00          0.32%      $ 50,000.00        8.581%       64.24%      591
  50,000.01 -  75,000.00....     1,418        89,069,053.20          5.45         62,813.15        8.431        80.42       599
  75,000.01 - 100,000.00....     1,354       118,972,029.00          7.27         87,867.08        7.939        80.60       599
 100,000.01 - 125,000.00....     1,210       136,619,064.10          8.35        112,908.32        7.645        81.28       598
 125,000.01 - 150,000.00....     1,134       156,050,139.20          9.54        137,610.35        7.406        79.41       601
 150,000.01 - 175,000.00....       861       139,747,223.40          8.55        162,308.04        7.258        79.91       600
 175,000.01 - 200,000.00....       820       154,337,177.44          9.44        188,216.07        7.156        78.75       603
 200,000.01 - 225,000.00....       620       132,168,941.40          8.08        213,175.71        7.113        79.27       604
 225,000.01 - 250,000.00....       447       106,242,117.71          6.50        237,678.12        7.026        79.37       603
 250,000.01 - 275,000.00....       405       106,247,500.60          6.50        262,339.51        7.020        79.23       608
 275,000.01 - 300,000.00....       296        85,235,825.00          5.21        287,958.87        7.009        79.25       608
 300,000.01 - 333,700.00....       284        89,888,588.50          5.50        316,509.11        6.943        81.91       612
 333,700.01 - 350,000.00....       119        40,809,418.00          2.50        342,936.29        6.966        79.15       608
 350,000.01 - 500,000.00....       486       198,169,278.40         12.12        407,755.72        6.863        81.21       625
 500,000.01 -1,000,000.00...       125        75,450,524.00          4.61        603,604.19        6.535        77.34       624
> 1,000,000.00...............        1         1,100,000.00          0.07       1,100,000.00       7.650        27.50       616
                                 -----     -----------------       ------       ------------       -----        -----       ---
          Total.............     9,685     $1,635,356,879.95       100.00%      $ 168,854.61       7.252%       79.83%      607
                                 =====     =================       ======       ============       =====        =====       ===


         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                                                                WEIGHTED
                                                                                                                 AVERAGE
                                NUMBER                               % OF                           WEIGHTED     ORIGINAL   WEIGHTED
                                   OF                              AGGREGATE        AVERAGE         AVERAGE      COMBINED    AVERAGE
                                MORTGAGE         AGGREGATE         PRINCIPAL       PRINCIPAL        MORTGAGE     LOAN-TO-    CREDIT
          RANGE ($)               LOANS      PRINCIPAL BALANCE      BALANCE         BALANCE           RATE      VALUE RATIO   SCORE
------------------------------------------------------------------------------------------------------------------------------------
25,000.01   -   50,000.00.....       108      $   5,389,452.90         0.33%      $  49,902.34       8.573%        64.29       591
50,000.01   -   75,000.00.....     1,416         88,857,534.44         5.44          62,752.50       8.432         80.46       599
75,000.01   -  100,000.00.....     1,354        118,815,172.70         7.28          87,751.24       7.939         80.59       599
100,000.01  -  125,000.00.....     1,213        136,808,712.21         8.38         112,785.42       7.643         81.32       598
125,000.01  -  150,000.00.....     1,130        155,309,504.28         9.51         137,442.04       7.408         79.38       601
150,000.01  -  175,000.00.....       865        140,232,838.39         8.59         162,118.89       7.254         79.88       600
175,000.01  -  200,000.00.....       819        153,992,212.06         9.43         188,024.68       7.159         78.72       602
200,000.01  -  225,000.00.....       621        132,266,858.50         8.10         212,990.11       7.112         79.35       604
225,000.01  -  250,000.00.....       444        105,431,836.74         6.46         237,459.09       7.030         79.38       603
250,000.01  -  275,000.00.....       408        106,933,060.22         6.55         262,090.83       7.012         79.26       609
275,000.01  -  300,000.00.....       295         84,898,823.16         5.20         287,792.62       7.016         79.34       608
300,000.01  -  333,700.00.....       285         90,188,337.94         5.52         316,450.31       6.937         81.82       612
333,700.01  -  350,000.00.....       117         40,114,503.05         2.46         342,859.00       6.985         78.78       609
350,000.01  -  500,000.00.....       484        197,174,753.01        12.08         407,385.85       6.862         81.26       625
500,000.01  -1,000,000.00.....       125         75,334,110.53         4.61         602,672.88       6.535         77.34       624
> 1,000,000.00................         1          1,099,207.84         0.07         1099207.84       7.650         27.50       616
                                   -----      -----------------      ------       ------------       -----         -----       ---
              Total...........     9,685      $1,632,846,917.97      100.00%      $ 168,595.45       7.252%        79.83       607
                                   =====      =================      ======       ============       =====         =====       ===

           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                                                       WEIGHTED
                                                                                                        AVERAGE
                                                               % OF                        WEIGHTED     ORIGINAL   WEIGHTED
                            NUMBER OF                        AGGREGATE       AVERAGE        AVERAGE     COMBINED   AVERAGE
                             MORTGAGE        AGGREGATE       PRINCIPAL       PRINCIPAL     MORTGAGE     LOAN-TO-    CREDIT
    MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE    BALANCE        BALANCE        RATE      VALUE RATIO   SCORE
------------------------------------------------------------------------------------------------------------------------------------
  4.000-   4.499..........         2     $      328,539.57      0.02%     $  164,269.79     4.159%       81.20%      648
  4.500-   4.999..........        34          8,355,229.66      0.51         245,742.05     4.917        81.48       650
  5.000-   5.499..........       219         49,989,938.96      3.06         228,264.56     5.352        79.28       636
  5.500-   5.999..........       655        153,479,413.59      9.40         234,319.72     5.816        78.14       641
  6.000-   6.499..........     1,005        209,819,772.61     12.85         208,775.89     6.276        80.02       634
  6.500-   6.999..........     1,827        357,673,695.10     21.90         195,771.04     6.765        80.10       619
  7.000-   7.499..........     1,265        216,239,219.19     13.24         170,940.09     7.243        80.80       603
  7.500-   7.999..........     1,746        282,706,654.26     17.31         161,916.76     7.746        79.53       589
  8.000-   8.499..........       939        125,572,014.71      7.69         133,729.52     8.244        80.87       583
  8.500-   8.999..........       936        121,666,602.94      7.45         129,985.69     8.733        80.04       572
  9.000-   9.499..........       370         41,990,641.46      2.57         113,488.22     9.229        78.92       564
  9.500-   9.999..........       362         37,331,728.55      2.29         103,126.32     9.724        77.34       556
 10.000- 10.499...........       132         11,827,898.59      0.72          89,605.29    10.240        79.92       568
 10.500- 10.999...........        95          8,173,547.69      0.50          86,037.34    10.750        75.98       560
 11.000- 11.499...........        39          3,267,480.61      0.20          83,781.55    11.230        77.07       564
 11.500- 11.999...........        49          3,712,689.36      0.23          75,769.17    11.677        85.54       583
 12.000- 12.499...........         5            301,273.23      0.02          60,254.65    12.071        80.66       571
 12.500- 12.999...........         4            263,713.19      0.02          65,928.30    12.568        84.92       579
 13.000- 13.499...........         1            146,864.70      0.01         146,864.70    13.150        70.00       516
                               -----     -----------------    ------      -------------     -----        -----       ---
          Total...........     9,685     $1,632,846,917.97    100.00%     $  168,595.45     7.252%       79.83%      607
                               =====     =================    ======      =============     =====        =====       ===



             ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS

                                                                                                       WEIGHTED
                                                                                                       AVERAGE
                                                                % OF                       WEIGHTED    ORIGINAL     WEIGHTED
                             NUMBER OF                        AGGREGATE      AVERAGE       AVERAGE     COMBINED     AVERAGE
                             MORTGAGE        AGGREGATE        PRINCIPAL     PRINCIPAL      MORTGAGE    LOAN-TO-      CREDIT
  ORIGINAL TERM (MONTHS)       LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE         RATE     VALUE RATIO    SCORE
------------------------------------------------------------------------------------------------------------------------------------
    0  -  180.............       192     $   18,020,637.65      1.10%     $ 93,857.49       7.851%      69.70%        606
  181  -  240.............       122         13,203,928.15      0.81       108,228.92       7.690       71.76         618
  241  -  360.............     9,371      1,601,622,352.17      98.09      170,912.64       7.242       80.01         606
                               -----     -----------------     ------     -----------       -----       -----         ---
      Total...............     9,685     $1,632,846,917.97     100.00%    $168,595.45       7.252%      79.83%        607
                               =====     =================     ======     ===========       =====       =====         ===

            REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                                                                                        ORIGINAL
                              NUMBER                            % OF                        WEIGHTED    COMBINED  WEIGHTED
                                OF                            AGGREGATE       AVERAGE        AVERAGE    LOAN-TO-  AVERAGE
  REMAINING TERM (MONTHS)    MORTGAGE         AGGREGATE       PRINCIPAL      PRINCIPAL      MORTGAGE     VALUE    CREDIT
                               LOANS      PRINCIPAL BALANCE    BALANCE        BALANCE         RATE       RATIO     SCORE
------------------------------------------------------------------------------------------------------------------------------------
  61  -  120................       9     $       626,000.43     0.04%     $  69,555.60       8.024%      76.42%      636
 121  -  180.................    183          17,394,637.22     1.07         95,052.66       7.845       69.45       605
 181  -  240.................    122          13,203,928.15     0.81        108,228.92       7.690       71.76       618
 301  -  360.................  9,371       1,601,622,352.17    98.09        170,912.64       7.242       80.01       606
                               -----     ------------------   ------      ------------       -----       -----       ---
        Total...............   9,685     $ 1,632,846,917.97   100.00%     $ 168,595.45       7.252%      79.83%      607
                               =====     ==================   ======      ============       =====       =====       ===


         ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                % OF                        WEIGHTED      ORIGINAL    WEIGHTED
                            NUMBER OF                         AGGREGATE        AVERAGE       AVERAGE      COMBINED     AVERAGE
                            MORTGAGE         AGGREGATE        PRINCIPAL       PRINCIPAL      MORTGAGE      LOAN-TO-    CREDIT
 LOAN-TO-VALUE RATIO (%)      LOANS      PRINCIPAL BALANCE     BALANCE         BALANCE         RATE       VALUE RATIO   SCORE
------------------------------------------------------------------------------------------------------------------------------------
 0.01  -  25.00..........        30       $    2,623,407.90       0.16%      $  87,446.93      7.191%        19.98%       588
25.01  -  30.00..........        28            4,383,521.84       0.27         156,554.35      7.066         27.41        639
30.01  -  35.00..........        22            2,629,031.09       0.16         119,501.41      7.070         32.37        582
35.01  -  40.00..........        59            6,835,305.11       0.42         115,852.63      7.251         37.48        599
40.01  -  45.00..........        83           11,462,006.55       0.70         138,096.46      6.859         43.29        592
45.01  -  50.00..........       141           21,241,327.97       1.30         150,647.72      7.098         48.20        589
50.01  -  55.00..........       163           24,820,397.88       1.52         152,272.38      6.915         52.97        597
55.01  -  60.00..........       323           54,984,806.97       3.37         170,231.60      7.198         57.89        589
60.01  -  65.00..........       591          104,068,689.58       6.37         176,089.15      7.344         63.60        580
65.01  -  70.00..........       769          138,250,235.21       8.47         179,779.24      7.066         68.80        586
70.01  -  75.00..........       996          179,516,462.92      10.99         180,237.41      7.307         74.03        587
75.01  -  80.00..........     2,350          389,950,216.20      23.88         165,936.26      7.385         79.49        588
80.01  -  85.00..........       896          159,678,649.35       9.78         178,212.78      7.239         84.46        617
85.01  -  90.00..........     1,448          267,803,302.98      16.40         184,947.03      7.357         89.66        627
90.01  -  95.00..........       610          103,783,591.21       6.36         170,137.03      7.334         94.67        634
95.01  -  100.00.........     1,174          160,487,856.71       9.83         136,701.75      6.879         99.92        654
105.01  -  110.00........         2              328,108.50       0.02         164,054.25      7.885        108.91        555
                               -----      -----------------     ------       ------------      -----         -----        ---
          Total..........      9,685      $1,632,846,917.97     100.00%      $ 168,595.45      7.252%        79.83%       607
                               =====      =================     ======       ============      =====         =====        ===

---------------
(1) On or before the Closing Date, the Depositor will remove from the mortgage pool any mortgage loans with a loan-to-value ratio of greater than 100.00%.

                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                                                                                            WEIGHTED
                                                                                                            AVERAGE
                                                               % OF                            WEIGHTED    ORIGINAL     WEIGHTED
                              NUMBER OF                      AGGREGATE                          AVERAGE     COMBINED     AVERAGE
                              MORTGAGE       AGGREGATE       PRINCIPAL        AVERAGE           MORTGAGE     LOAN-TO-     CREDIT
      OCCUPANCY STATUS          LOANS    PRINCIPAL BALANCE    BALANCE    PRINCIPAL BALANCE       RATE       VALUE RATIO   SCORE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied..............     8,862     $1,509,182,987.78    92.43%     $  170,298.24         7.211%       80.16%       604
Non-Owner Occupied..........       682        97,982,130.92      6.00         143,668.81         7.882        75.22        644
Second Home.................       141        25,681,799.27      1.57         182,140.42         7.278        77.88        640
                                 -----     -----------------   ------      -------------         -----        -----        ---
           Total............     9,685     $1,632,846,917.97   100.00%     $  168,595.45         7.252%       79.83%       607
                                 =====     =================   ======      =============         =====        =====        ===


-------------
(1) The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                      PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED
                                                                                                              AVERAGE
                                                                                                              ORIGINAL
                                                                           % OF                    WEIGHTED   COMBINED   WEIGHTED
                                         NUMBER OF                       AGGREGATE     AVERAGE     AVERAGE    LOAN-TO-    AVERAGE
                                          MORTGAGE       AGGREGATE       PRINCIPAL    PRINCIPAL    MORTGAGE    VALUE       CREDIT
            PROPERTY TYPE                  LOANS      PRINCIPAL BALANCE   BALANCE      BALANCE       RATE      RATIO       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached..............       7,210      $1,173,069,270.73     71.84%   $162,700.31     7.257%    79.84%       602
2-4 Family Detached.................         711         150,951,874.35      9.24     212,309.25     7.183     77.57        630
Planned Unit Development Detached...         498          99,264,959.31      6.08     199,327.23     7.198     82.61        602
Condo 1-4 Stories Attached..........         433          68,662,701.84      4.21     158,574.37     7.246     81.63        617
2-4 Family Attached.................         219          55,938,144.01      3.43     255,425.32     7.061     77.95        633
Single Family Attached..............         296          42,089,877.40      2.58     142,195.53     7.442     78.17        596
Planned Unit Development Attached...         132          22,186,229.63      1.36     168,077.50     7.450     83.32        606
Manufactured Home Detached..........         156          15,538,066.11      0.95      99,602.99     7.672     80.72        640
Condo 5 Stories +...................          28           4,865,899.44      0.30     173,782.12     7.656     82.05        634
Condo 1-4 Stories Detached..........           2             279,895.15      0.02     139,947.58     8.368     91.95        572
                                           -----      -----------------    ------    -----------     -----     -----        ---
            Total...................       9,685      $1,632,846,917.97    100.00%   $168,595.45     7.252%    79.83%       607
                                           =====      =================    ======    ===========     =====     =====        ===


                         PURPOSES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED
                                                                                                               AVERAGE
                                                                                                               ORIGINAL
                                                                           % OF                    WEIGHTED    COMBINED   WEIGHTED
                                        NUMBER OF                        AGGREGATE     AVERAGE     AVERAGE     LOAN-TO-   AVERAGE
                                        MORTGAGE         AGGREGATE       PRINCIPAL    PRINCIPAL    MORTGAGE     VALUE     CREDIT
            LOAN PURPOSE                  LOANS       PRINCIPAL BALANCE   BALANCE      BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance..................       6,195      $1,072,602,413.78     65.69%   $173,140.02     7.251%     76.03%      596
Purchase............................       2,627         418,432,139.72     25.63     159,281.36     7.196      89.56       640
Rate-Term Refinance.................         863         141,812,364.47      8.68     164,324.87     7.425      79.86       591
                                           -----      -----------------    ------    -----------     -----      -----       ---
           Total....................       9,685      $1,632,846,917.97    100.00%   $168,595.45     7.252%     79.83%      607
                                           =====      =================    ======    ===========     =====      =====       ===

                  DOCUMENTATION TYPES OF THE MORTGAGE LOANS(1)

                                                                                                             WEIGHTED
                                                                                                              AVERAGE
                                                                                                             ORIGINAL
                                                                           % OF                   WEIGHTED   COMBINED    WEIGHTED
                                        NUMBER OF                        AGGREGATE     AVERAGE     AVERAGE    LOAN-TO-    AVERAGE
                                        MORTGAGE         AGGREGATE       PRINCIPAL    PRINCIPAL    MORTGAGE    VALUE      CREDIT
         DOCUMENTATION TYPE               LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE       RATE      RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation..................       6,415      $1,004,095,321.56     61.49%   $156,523.04    7.191%     81.72%       600
Stated Income Documentation.........       3,197         615,546,092.21     37.70     192,538.66    7.347      76.79        616
No Income / No Asset................          37           7,210,262.55      0.44     194,871.96    7.464      73.90        601
Limited Income Documentation........          36           5,995,241.65      0.37     166,534.49    7.509      82.62        708
                                           -----      -----------------    ------    -----------    -----      -----        ---
             Total..................       9,685      $1,632,846,917.97    100.00%   $168,595.45    7.252%     79.83%       607
                                           =====      =================    ======    ===========    =====      =====        ===

-------------
(1) For a description of the loan programs, see "The Originator--Underwriting Standards" in this prospectus supplement.


                    RISK CATEGORIES OF THE MORTGAGE LOANS(1)

                                                                                                             WEIGHTED
                                                                        % OF                                  AVERAGE   WEIGHTED
                                                                        AGGREGATE                 WEIGHTED   ORIGINAL   AVERAGE
                                        NUMBER OF        AGGREGATE      ----------    AVERAGE     AVERAGE    COMBINED   CREDIT
                                      -------------- ------------------ PRINCIPAL    PRINCIPAL    MORTGAGE  LOAN-TO-VALU  SCORE
           RISK CATEGORIES            MORTGAGE LOANS PRINCIPAL BALANCE   BALANCE      BALANCE       RATE       RATIO    E
------------------------------------------------------------------------------------------------------------------------------------
A...................................       1,346      $  224,246,448.79     13.73%  $ 166,602.12     7.466%    75.80%       555
AA..................................       4,418         788,314,866.69     48.28     178,432.52     7.007     79.17        623
B...................................       1,031         163,239,415.66     10.00     158,331.15     7.938     72.60        541
C...................................         288          41,969,838.15      2.57     145,728.60     8.821     69.22        538
CC..................................         125          18,027,617.69      1.10     144,220.94     9.690     63.99        544
Unavailable.........................       2,477         397,048,730.99     24.32     160,294.20     7.059     88.21        640
                                           -----      -----------------    ------   ------------     -----     -----        ---
           Total....................       9,685      $1,632,846,917.97    100.00%  $ 168,595.45     7.252%    79.83%       607
                                           =====      =================    ======   ============     =====     =====        ===

--------------
(1) For a description of the risk categories, see "The Originator--Underwriting Standards" in this prospectus supplement.

    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF THE MORTGAGE LOANS


                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                               NUMBER                          % OF                     WEIGHTED    ORIGINAL    WEIGHTED
                                 OF                          AGGREGATE     AVERAGE       AVERAGE    COMBINED     AVERAGE
                              MORTGAGE      AGGREGATE        PRINCIPAL    PRINCIPAL     MORTGAGE    LOAN-TO-     CREDIT
          LOCATION             LOANS    PRINCIPAL BALANCE    BALANCE       BALANCE        RATE     VALUE RATIO    SCORE
------------------------------------------------------------------------------------------------------------------------------------
Arizona.....................    162     $    22,029,710.39       1.35%   $135,985.87      7.389%      85.30%       611
California..................   1,345        326,746,482.77      20.01     242,934.19      6.859       76.95        600
Colorado....................    203          33,289,488.13       2.04     163,987.63      6.714       87.63        616
Connecticut.................    232          37,824,424.75       2.32     163,036.31      7.177       80.79        613
Florida.....................    861         116,076,765.67       7.11     134,816.22      7.497       82.12        601
Georgia.....................    221          28,420,011.20       1.74     128,597.34      8.210       86.37        603
Illinois....................    342          49,941,743.35       3.06     146,028.49      7.647       82.73        599
Maine.......................    131          16,428,800.47       1.01     125,410.69      7.463       82.42        621
Maryland....................    207          38,477,684.91       2.36     185,882.54      7.588       79.79        594
Massachusetts...............    702         150,809,965.44       9.24     214,829.01      6.867       77.93        620
Michigan....................    334          34,995,205.11       2.14     104,776.06      8.004       81.85        593
Nevada......................    115          23,497,128.61       1.44     204,322.86      7.181       81.69        620
New Hampshire...............    124          21,436,863.12       1.31     172,877.93      7.204       76.53        601
New Jersey..................    507         102,075,041.51       6.25     201,331.44      7.353       76.77        596
New York....................    973         234,368,133.04      14.35     240,871.67      6.987       76.24        619
North Carolina..............    194          20,719,668.69       1.27     106,802.42      8.138       86.43        601
Ohio........................    234          22,838,876.40       1.40      97,602.04      7.949       84.82        603
Pennsylvania................    331          40,992,225.25       2.51     123,843.58      7.424       82.74        601
Rhode Island................    229          41,540,727.31       2.54     181,400.56      6.919       78.07        625
Texas.......................    554          58,575,695.34       3.59     105,732.30      7.964       80.43        591
Virginia....................    288          45,495,629.80       2.79     157,970.94      7.696       82.01        601
Washington..................    126          20,653,115.96       1.26     163,913.62      7.210       86.77        616
Other.......................   1,270        145,613,530.75       8.92     114,656.32      7.609       84.67        605
                               -----    ------------------     ------    -----------      -----       -----        ---
           Total............   9,685    $ 1,632,846,917.97     100.00%   $168,595.45      7.252%      79.83%       607
                               =====    ==================     ======    ===========      =====       =====        ===

               GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                 AVERAGE
                              NUMBER                          % OF                   WEIGHTED   ORIGINAL    WEIGHTED
                                OF                          AGGREGATE     AVERAGE    AVERAGE    COMBINED    AVERAGE
                              MORTGAGE       AGGREGATE      PRINCIPAL    PRINCIPAL   MORTGAGE   LOAN-TO-     CREDIT
      GROSS MARGIN (%)         LOANS     PRINCIPAL BALANCE   BALANCE      BALANCE      RATE    VALUE RATIO    SCORE
------------------------------------------------------------------------------------------------------------------------------------
  2.000   -  2.499..........       1     $       74,952.66    0.01%    $ 74,952.66     8.300%     45.45%      568
  2.500   -  2.999..........       3            569,310.42    0.05      189,770.14     6.019      94.98       657
  3.000   -  3.499..........      99         22,894,142.35    1.87      231,253.96     5.451      73.35       642
  3.500   -  3.999..........     351         77,191,771.75    6.31      219,919.58     5.834      76.95       638
  4.000   -  4.499..........     871        183,308,439.35   14.99      210,457.45     6.258      81.57       633
  4.500   -  4.999..........   1,202        229,206,446.57   18.74      190,687.56     6.708      82.91       617
  5.000   -  5.499..........   1,263        224,817,821.39   18.39      178,003.03     7.166      81.02       601
  5.500   -  5.999..........   1,139        190,743,012.46   15.60      167,465.33     7.579      81.00       583
  6.000   -  6.499..........     861        129,767,308.21   10.61      150,716.97     7.947      79.83       567
  6.500   -  6.999..........     564         79,418,083.77    6.49      140,812.21     8.267      80.16       563
  7.000   -  7.499..........     317         42,164,558.49    3.45      133,011.23     8.775      80.00       544
  7.500   -  7.999..........     199         24,449,479.50    2.00      122,861.71     9.138      76.81       542
  8.000   -  8.499..........     122         14,628,171.95    1.20      119,903.05     9.773      75.53       534
  8.500   -  8.999..........      25          2,698,041.21    0.22      107,921.65     9.770      76.66       540
  9.000   -  9.499..........       2            287,866.72    0.02      143,933.36    10.875      69.69       512
  9.500   -  9.999..........       5            537,300.91    0.04      107,460.18    10.378      64.04       519
 10.000      - 10.500.......       1             58,455.97    0.00       58,455.97    10.100      65.00       526
                               -----     -----------------  ------     -----------     -----      -----       ---
       Totals...............   7,025     $1,222,815,163.68  100.00%    $174,066.22     7.180%     80.67%      599
                               =====     =================  ======     ===========     =====      =====       ===



          NEXT ADJUSTMENT DATES FOR THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                                                                                           ORIGINAL
                               NUMBER                          % OF                             WEIGHTED   COMBINED   WEIGHTED
                                 OF                          AGGREGATE          AVERAGE         AVERAGE     LOAN-TO-  AVERAGE
                               MORTGAGE       AGGREGATE      PRINCIPAL         PRINCIPAL        MORTGAGE     VALUE    CREDIT
     NEXT ADJUSTMENT DATE       LOANS     PRINCIPAL BALANCE   BALANCE           BALANCE           RATE       RATIO     SCORE
------------------------------------------------------------------------------------------------------------------------------------
January 2005.................        5    $      536,971.94      0.04%   $   107,394.397.079%     7.079%     72.77%      558
February 2005................        2           194,919.65      0.02         97,459.837.569      7.569      73.50       585
July 2006....................    4,854       837,945,457.48     68.53        172,629.887.137      7.137      81.02       599
August 2006..................    1,623       281,361,842.94     23.01        173,359.117.459      7.459      80.61       592
September 2006...............        1            79,950.00      0.01         79,950.008.400      8.400      64.48       550
July 2007....................      422        79,846,250.01      6.53        189,209.126.694      6.694      78.18       615
August 2007..................      103        20,200,505.81      1.65        196,121.427.016      7.016      77.51       612
July 2009....................        7         1,511,890.68      0.12        215,984.387.661      7.661      81.51       598
July 2019....................        4           772,970.64      0.06        193,242.666.426      6.426      73.12       724
August 2019..................        4           364,404.53      0.03         91,101.138.084      8.084      81.73       628
                                 -----    -----------------    ------    -------------------      -----      -----       ---
            Total............    7,025    $1,222,815,163.68    100.00%   $   174,066.227.180%     7.180%     80.67%      599
                                 =====    =================    ======    ===================      =====      =====       ===

          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                                                                  WEIGHTED
                                                                                                  AVERAGE
                                                                                                  ORIGINAL
                               NUMBER                          % OF                   WEIGHTED    COMBINED     WEIGHTED
                                 OF                          AGGREGATE    AVERAGE     AVERAGE     LOAN-TO-     AVERAGE
     MAXIMUM MORTGAGE RATE    MORTGAGE        AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE      VALUE      CREDIT
           (%)                  LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE       RATE        RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
10.000  -  10.499.........           2    $      328,539.57    0.03%   $ 164,269.79    4.159%       81.20%      648
10.500  -  10.999.........          32         7,765,157.80    0.64      242,661.18    4.916        81.28       649
11.000  -  11.499.........         212        48,085,215.53    3.93      226,817.05    5.354        79.32       634
11.500  -  11.999.........         551       124,367,682.09   10.17      225,712.67    5.801        80.15       630
12.000  -  12.499.........         751       154,734,883.90   12.65      206,038.46    6.252        81.87       626
12.500  -  12.999.........       1,325       258,611,282.07   21.15      195,178.33    6.764        81.90       612
13.000  -  13.499.........         935       161,940,190.96   13.24      173,198.07    7.238        81.86       597
13.500  -  13.999.........       1,318       217,175,681.62   17.76      164,776.69    7.735        79.87       582
14.000  -  14.499.........         691        96,264,174.25    7.87      139,311.40    8.233        80.79       573
14.500  -  14.999.........         635        86,653,479.93    7.09      136,462.17    8.720        79.50       559
15.000  -  15.499.........         249        31,167,060.62    2.55      125,168.92    9.206        78.26       554
15.500  -  15.999.........         210        23,824,620.83    1.95      113,450.58    9.716        75.02       542
16.000  -  16.499.........          50         5,533,847.62    0.45      110,676.95   10.201        76.04       537
16.500  -  16.999.........          39         3,928,829.89    0.32      100,739.23   10.732        69.16       532
17.000  -  17.499.........          14         1,460,018.59    0.12      104,287.04   11.282        70.17       523
17.500  -  17.999.........           8           791,987.06    0.06      98,998.38    11.675        64.93       524
18.000  -  18.499.........           2           123,376.48    0.01      61,688.24    12.174        65.00       536
18.500  -  18.999.........           1            59,134.87    0.00      59,134.87    12.500        65.00       519
                                 -----    -----------------  ------    ------------    -----        -----       ---
            Total.........       7,025    $1,222,815,163.68  100.00%   $ 174,066.22    7.180%       80.67%      599
                                 =====    =================  ======    ============    =====        =====       ===

          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                                                                                   ORIGINAL
                                NUMBER                          % OF                   WEIGHTED    COMBINED     WEIGHTED
                                  OF                          AGGREGATE    AVERAGE     AVERAGE     LOAN-TO-     AVERAGE
                               MORTGAGE        AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE      VALUE      CREDIT
  MINIMUM MORTGAGE RATE (%)      LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE       RATE        RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  4.000   -     4.499........       3     $     553,068.62      0.05%   $ 184,356.21   4.805%       84.77%      705
  4.500   -     4.999........      33         8,236,907.80      0.67      249,603.27   4.918        81.50       650
  5.000   -     5.499........     213        48,196,020.93      3.94      226,272.40   5.357        79.28       634
  5.500   -     5.999........     550       123,781,154.93     10.12      225,056.65   5.804        80.11       630
  6.000   -     6.499........     752       155,022,973.63     12.68      206,147.57   6.253        81.88       626
  6.500   -     6.999........   1,328       259,193,853.70     21.20      195,176.09   6.761        81.91       612
  7.000   -     7.499........     935       162,001,613.62     13.25      173,263.76   7.240        81.82       597
  7.500   -     7.999........   1,318       217,181,813.92     17.76      164,781.35   7.742        79.81       582
  8.000   -     8.499........     691        96,454,082.19      7.89      139,586.23   8.238        80.90       573
  8.500   -     8.999........     633        86,400,775.39      7.07      136,494.12   8.729        79.63       559
  9.000   -     9.499........     248        30,681,512.50      2.51      123,715.78   9.225        77.99       554
  9.500   -     9.999........     209        23,477,722.36      1.92      112,333.60   9.730        75.00       542
 10.000   -   10.499.........      49         5,370,223.52      0.44      109,596.40   10.235       76.47       537
 10.500   -   10.999.........      38         3,828,923.57      0.31      100,761.15   10.758       68.87       533
 11.000   -   11.499.........      14         1,460,018.59      0.12      104,287.04   11.282       70.17       523
 11.500   -   11.999.........       8           791,987.06      0.06       98,998.38   11.675       64.93       524
 12.000   -   12.499.........       2           123,376.48      0.01       61,688.24   12.174       65.00       536
 12.500   -   12.999.........       1            59,134.87      0.00       59,134.87   12.500       65.00       519
                                -----    -----------------    ------    ------------    -----       -----       ---
Total........................   7,025    $1,222,815,163.68    100.00%   $ 174,066.22    7.180%      80.67%      599
                                =====    =================    ======    ============    =====       =====       ===

        INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                             NUMBER                          % OF                    WEIGHTED   COMBINED     WEIGHTED
                               OF                          AGGREGATE    AVERAGE      AVERAGE    LOAN-TO-     AVERAGE
INITIAL PERIODIC RATE CAPS  MORTGAGE        AGGREGATE      PRINCIPAL   PRINCIPAL     MORTGAGE     VALUE      CREDIT
            (%)               LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE        RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
1.000......................        8     $     873,267.34     0.07%   $  109,158.42   7.532%      74.11%      561
2.000......................        8         2,622,423.16     0.21       327,802.90   7.608       85.17       597
3.000......................    7,008     1,219,208,667.78    99.71       173,973.84   7.179       80.67       599
4.000......................        1           110,805.40     0.01       110,805.40   6.750       61.67       561
                               -----     -----------------  ------    -------------   -----       -----       ---
  Total....................    7,025     $1,222,815,163.68  100.00%   $  174,066.22   7.180%      80.67%      599
                               =====     =================  ======    =============   =====       =====       ===

       SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                                                                                   ORIGINAL
                                NUMBER                          % OF                    WEIGHTED   COMBINED     WEIGHTED
                                  OF                          AGGREGATE    AVERAGE      AVERAGE    LOAN-TO-     AVERAGE
     SUBSEQUENT PERIODIC       MORTGAGE        AGGREGATE      PRINCIPAL   PRINCIPAL     MORTGAGE     VALUE      CREDIT
        RATE CAPS (%)            LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE        RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
1.000........................   6,994    $  1,215,601,843.58   99.41%   $  173,806.38    7.180%     80.67%       599
1.500........................      25           5,450,760.05    0.45       218,030.40    7.122      77.44        583
2.000........................       5           1,621,184.30    0.13       324,236.86    7.132      89.01        619
3.000........................       1             141,375.75    0.01       141,375.75    9.200      80.00        555
                                -----    -------------------  ------    -------------    -----      -----        ---
  Total......................   7,025    $  1,222,815,163.68  100.00%   $  174,066.22    7.180%     80.67%       599
                                =====    ===================  ======    =============    =====      =====        ===


                       CREDIT SCORES OF THE MORTGAGE LOANS

                                                                                                  WEIGHTED
                                                                                                  AVERAGE
                                                                                                  ORIGINAL
                               NUMBER                          % OF                    WEIGHTED   COMBINED     WEIGHTED
                                 OF                          AGGREGATE    AVERAGE      AVERAGE    LOAN-TO-     AVERAGE
                              MORTGAGE        AGGREGATE      PRINCIPAL   PRINCIPAL     MORTGAGE     VALUE      CREDIT
       CREDIT SCORES            LOANS     PRINCIPAL BALANCE   BALANCE     BALANCE        RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 525...................    1,156    $   176,295,736.99   10.80%   $ 152,504.96     8.138%    74.30%       513
526 - 550...................    1,147        186,230,567.61   11.41      162,363.18     7.880     74.25        538
551 - 575...................    1,019        162,450,237.98    9.95      159,421.23     7.626     75.16        563
576 - 600...................    1,213        202,605,135.79   12.41      167,028.14     7.198     77.32        588
601 - 625...................    1,731        295,636,983.79   18.11      170,789.71     6.999     81.79        613
626 - 650...................    1,355        230,586,456.96   14.12      170,174.51     6.896     83.66        637
651 - 675...................      943        166,981,796.67   10.23      177,075.08     6.751     84.61        662
676 - 700...................      478         91,619,230.26    5.61      191,672.03     6.830     84.46        687
701 - 725...................      284         53,621,698.76    3.28      188,808.80     6.840     85.60        712
726 - 750...................      183         38,707,922.54    2.37      211,518.70     6.903     86.19        737
751 - 775...................       83         14,490,350.98    0.89      174,582.54     6.838     84.25        762
776 - 800...................       33          6,758,206.20    0.41      204,794.13     6.320     83.80        786
801 - 825...................        3            744,674.24    0.05      248,224.75     5.731     75.56        812
Not Available...............       57          6,117,919.20    0.37      107,331.92     8.109     71.16        N/A
                                -----    ------------------  ------    ------------     -----     -----        ---
      Total.................    9,685    $ 1,632,846,917.97  100.00%   $ 168,595.45     7.252%    79.83%       607
                                =====    ==================  ======    ============     =====     =====        ===

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $154,596. No Group I Mortgage Loan had a principal balance at origination greater than approximately $475,000 or less than approximately $50,000. The average principal balance of the Group I Mortgage Loans as of the cut-off date was approximately $154,355. No Group I Mortgage Loan had a principal balance as of the cut-off date of greater than approximately $474,099 or less than approximately $49,637.

         The Group I Mortgage Loans had mortgage rates as of the cut-off date ranging from approximately 4.090% per annum to approximately 12.800% per annum, and the weighted average mortgage rate for the Group I Mortgage Loans was approximately 7.298% per annum.

         As of the cut-off date, the adjustable-rate Group I Mortgage Loans had gross margins ranging from approximately 2.000% to approximately 8.800%, minimum mortgage rates ranging from approximately 4.090% per annum to approximately 11.450% per annum and maximum mortgage rates ranging from approximately 10.090% per annum to approximately 17.450% per annum. As of the cut-off date, with respect to the adjustable-rate Group I Mortgage Loans, the weighted average gross margin was approximately 5.325%, the weighted average minimum mortgage rate was approximately 7.204% per annum and the weighted average maximum mortgage rate was approximately 13.208% per annum. The latest first adjustment date following the cut-off date on any adjustable-rate Group I Mortgage Loan occurs in August 1, 2019 and the weighted average next adjustment date for all of the adjustable-rate Group I Mortgage Loans following the cut-off date is August 1, 2006.

         The weighted average combined loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 79.97%. At origination, no Group I Mortgage Loan had a combined loan-to-value ratio greater than 109.59% or less than approximately 9.47%; provided however, on or before the closing date, the depositor will remove from the mortgage pool any mortgage loan with a loan-to-value ratio of greater than 100.00%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 355 months as of the cut-off date. None of the Group I Mortgage Loans will have a first due date prior to August 1, 2004 or after October 1, 2004, or will have a remaining term to stated maturity of less than 118 months or greater than 360 months as of the cut-off date. The latest maturity date of any Group I Mortgage Loan is September 1, 2034.

         The Group I Mortgage Loans are expected to have the following characteristics as of the cut-off date, but investors should note that the sum in any column may not equal the total indicated due to rounding:

         PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AT ORIGINATION

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                             % OF                               ORIGINAL
                                NUMBER       AGGREGATE      AGGREGATE               WEIGHTED    COMBINED    WEIGHTED
                                  OF         ORIGINAL       ORIGINAL      AVERAGE    AVERAGE     LOAN-TO-    AVERAGE
                               MORTGAGE      PRINCIPAL      PRINCIPAL    PRINCIPAL   MORTGAGE     VALUE      CREDIT
          RANGE ($)             LOANS         BALANCE        BALANCE      BALANCE     RATE        RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 25,000.01 -   50,000.00.....      81    $   4,050,000.00     0.31%   $   50,000.00   8.597%      65.05%      601
 50,000.01 -   75,000.00.....   1,165       73,533,330.20     5.68        63,118.74   8.412       80.71       602
 75,000.01 - 100,000.00......   1,190      104,670,842.00     8.08        87,958.69   7.893       80.88       602
100,000.01 - 125,000.00......   1,109      125,308,551.10     9.67       112,992.38   7.607       81.36       599
125,000.01 - 150,000.00......   1,080      148,684,345.20    11.48       137,670.69   7.372       79.40       602
150,000.01 - 175,000.00......     826      134,093,838.40    10.35       162,341.21   7.228       80.05       601
175,000.01 - 200,000.00......     790      148,609,999.44    11.47       188,113.92   7.108       78.87       604
200,000.01 - 225,000.00......     608      129,611,891.40    10.01       213,177.45   7.099       79.43       604
225,000.01 - 250,000.00......     442      105,051,767.71     8.11       237,673.68   7.020       79.35       603
250,000.01 - 275,000.00......     399      104,686,150.60     8.08       262,371.30   6.980       79.37       609
275,000.01 - 300,000.00......     290       83,506,225.00     6.45       287,952.50   6.984       79.39       609
300,000.01 - 333,700.00......     279       88,289,978.50     6.82       316,451.54   6.947       82.05       612
333,700.01 - 350,000.00......      31       10,664,025.00     0.82       344,000.81   7.064       76.85       608
350,000.01 - 500,000.00......      89       34,596,051.00     2.67       388,719.67   6.908       81.87       646
                                -----    -----------------  ------    -------------   -----       -----       ---
       Total.................   8,379    $1,295,356,995.55  100.00%   $  154,595.66   7.298%      79.97%      605
                                =====    =================  ======    =============   =====       =====       ===

     PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                   OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
          RANGE ($)               LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 -   50,000.00......       83    $    4,141,480.56    0.32%    $ 49,897.36    8.602%     64.96%       599
50,000.01 -   75,000.00......    1,164        73,393,723.71    5.67       63,053.03    8.413      80.76        602
75,000.01 -  100,000.00......    1,190       104,532,723.01    8.08       87,842.62    7.893      80.86        601
100,000.01  -125,000.00......    1,112       125,513,661.48    9.70      112,872.00    7.605      81.40        599
125,000.01  -150,000.00......    1,076       147,954,406.08   11.44      137,504.09    7.373      79.37        602
150,000.01  -175,000.00......      829       134,411,475.58   10.39      162,136.88    7.226      80.04        601
175,000.01  -200,000.00......      790       148,447,003.06   11.48      187,907.60    7.109      78.83        604
200,000.01  -225,000.00......      609       129,713,370.31   10.03      212,994.04    7.098      79.51        604
225,000.01  -250,000.00......      439       104,243,178.46    8.06      237,455.99    7.024      79.37        603
250,000.01  -275,000.00......      402       105,373,387.48    8.15      262,122.85    6.973      79.40        610
275,000.01  -300,000.00......      289        83,171,405.57    6.43      287,790.33    6.991      79.48        609
300,000.01  -333,700.00......      276        87,257,911.03    6.75      316,151.85    6.947      81.92        612
333,700.01  -350,000.00......       32        10,999,145.51    0.85      343,723.30    7.069      76.26        610
350,000.01  -500,000.00......       88        34,188,393.09    2.64      388,504.47    6.905      82.11        646
                                 -----    -----------------  ------     -----------    -----      -----        ---
      Total..................    8,379    $1,293,341,264.93  100.00%    $154,355.09    7.298%     79.97%       605
                                 =====    =================  ======     ===========    =====      =====        ===


       MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                   OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
      MORTGAGE RATE (%)           LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  4.000-  4.499.............         2    $      328,539.57    0.03%  $  164,269.79   4.159%      81.20%      648
  4.500-  4.999.............        27         5,338,100.05    0.41      197,707.41   4.921       84.23       663
  5.000-  5.499.............       184        36,566,401.66    2.83      198,730.44   5.356       80.01       637
  5.500-  5.999.............       548       108,545,682.26    8.39      198,076.06   5.808       78.37       636
  6.000-  6.499.............       866       159,555,369.91   12.34      184,244.08   6.279       79.90       633
  6.500-  6.999.............     1,572       269,382,744.66   20.83      171,363.07   6.761       79.77       618
  7.000-  7.499.............     1,125       179,161,370.75   13.85      159,254.55   7.244       80.56       604
  7.500-  7.999.............     1,561       238,750,458.12   18.46      152,947.12   7.746       80.06       589
  8.000-  8.499.............       835       107,728,214.69    8.33      129,015.83   8.241       80.99       584
  8.500-  8.999.............       808       103,510,456.50    8.00      128,107.00   8.730       80.12       573
  9.000-  9.499.............       311        34,763,657.62    2.69      111,780.25   9.231       78.56       567
  9.500-  9.999.............       295        29,956,766.42    2.32      101,548.36   9.717       78.41       557
 10.000- 10.499..............      107         9,172,482.77    0.71       85,724.14  10.229       80.33       575
 10.500- 10.999..............       63         5,234,096.99    0.40       83,080.90  10.734       82.20       576
 11.000- 11.499..............       30         2,211,189.37    0.17       73,706.31  11.202       81.97       585
 11.500- 11.999..............       39         2,753,258.52    0.21       70,596.37  11.678       92.15       603
 12.000- 12.499..............        3           177,896.75    0.01       59,298.92  12.000       91.51       595
 12.500- 12.999..............        3           204,578.32    0.02       68,192.77  12.588       90.68       597
                                 -----    -----------------  ------   -------------   -----       -----       ---
     Total...................    8,379    $1,293,341,264.93  100.00%  $  154,355.09   7.298%      79.97%      605
                                 =====    =================  ======   =============   =====       =====       ===


         ORIGINAL TERMS TO STATED MATURITY OF THE GROUP I MORTGAGE LOANS

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                   OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
    ORIGINAL TERM (MONTHS)        LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
     0  -  180................     167    $    15,698,773.31    1.21%  $  94,004.63    7.879%     69.31%       605
   181  -  240................     113         12,274,251.93    0.95     108,621.70    7.697      71.65        620
   241  -  360................   8,099      1,265,368,239.69   97.84     156,237.59    7.287      80.18        605
                                 -----    ------------------  ------   ------------    -----      -----        ---
       Total..................   8,379    $ 1,293,341,264.93  100.00%  $ 154,355.09    7.298%     79.97%       605
                                 =====    ==================  ======   ============    =====      =====        ===

        REMAINING TERMS TO STATED MATURITY OF THE GROUP I MORTGAGE LOANS

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                   OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
    REMAINING TERM (MONTHS)       LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  61  - 120...................       9    $       626,000.43    0.05%  $  69,555.60    8.024%     76.42%       636
  121 - 180...................     158         15,072,772.88    1.17      95,397.30    7.873      69.02        603
  181 - 240...................     113         12,274,251.93    0.95     108,621.70    7.697      71.65        620
  301 - 360...................   8,099      1,265,368,239.69   97.84     156,237.59    7.287      80.18        605
                                 -----    ------------------  ------   ------------    -----      -----        ---
       Total..................   8,379    $ 1,293,341,264.93  100.00%  $ 154,355.09    7.298%     79.97%       605
                                 =====    ==================  ======   ============    =====      =====        ===


     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                   OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
    LOAN-TO-VALUE RATIO (%)       LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
   0.01-   25.00..............      30    $    2,623,407.90     0.20%  $  87,446.93    7.191%     19.98%       588
  25.01-   30.00..............      24         2,785,338.28     0.22     116,055.76    6.938      27.44        653
  30.01-   35.00..............      22         2,629,031.09     0.20     119,501.41    7.070      32.37        582
  35.01-   40.00..............      53         5,660,174.10     0.44     106,795.74    7.295      37.46        596
  40.01-   45.00..............      73         9,607,918.28     0.74     131,615.32    6.875      43.27        590
  45.01-   50.00..............     126        17,128,606.94     1.32     135,941.32    7.227      48.12        587
  50.01-   55.00..............     149        22,185,890.46     1.72     148,898.59    6.900      52.93        598
  55.01-   60.00..............     280        44,840,468.99     3.47     160,144.53    7.136      57.93        589
  60.01-   65.00..............     485        80,515,425.42     6.23     166,011.19    7.229      63.47        582
  65.01-   70.00..............     669       110,162,260.60     8.52     164,667.06    7.102      68.83        586
  70.01-   75.00..............     831       135,078,074.29    10.44     162,548.83    7.350      74.00        582
  75.01-   80.00..............   2,054       311,152,081.17    24.06     151,485.92    7.486      79.52        584
  80.01-   85.00..............     693       113,437,652.44     8.77     163,690.70    7.328      84.45        615
  85.01-   90.00..............   1,242       205,593,907.60    15.90     165,534.55    7.447      89.71        626
  90.01-   95.00..............     542        84,484,511.26     6.53     155,875.48    7.382      94.67        634
  95.01-   100.00.............   1,104       145,128,407.61    11.22     131,456.89    6.911      99.92        653
 105.01-   110.00.............       2           328,108.50     0.03     164,054.25    7.885     108.91        555
                                 -----    -----------------   ------   ------------    -----      -----        ---
     Total ...................   8,379    $1,293,341,264.93   100.00%  $ 154,355.09    7.298%     79.97%       605
                                 =====    =================   ======   ============    =====      =====        ===

---------------
(1) On or before the Closing Date, the Depositor will remove from the mortgage pool any mortgage loans with a loan-to-value ratio of greater than 100.00%.

                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                                                  WEIGHTED
                                                                                                  AVERAGE
                                                                                                  ORIGINAL
                                  NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                    OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                 MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
       OCCUPANCY STATUS            LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied...............   7,658    $1,189,869,260.56    92.00%  $ 155,375.98    7.257%     80.35%       602
 Non-owner Occupied...........     601        85,928,188.60     6.64     142,975.36    7.861      75.27        648
 Second Home..................     120        17,543,815.77     1.36     146,198.46    7.343      77.51        627
                                 -----    -----------------   ------   ------------    -----      -----        ---
 Total........................   8,379    $1,293,341,264.93   100.00%  $ 154,355.09    7.298%     79.97%       605
                                 =====    =================   ======   ============    =====      =====        ===

-------------
(1) The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                                                   WEIGHTED
                                                                                                   AVERAGE
                                                                                                   ORIGINAL
                                   NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                     OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                  MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
         PROPERTY TYPE              LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached.........   6,245    $  918,599,819.02    71.03%  $ 147,093.65    7.322%     80.07%       600
2-4 Family Detached............     656       133,076,573.51    10.29     202,860.63    7.210      77.24        629
Planned Unit Development
Detached.......................     429        74,306,567.22     5.75     173,208.78    7.246      83.37        602
Condo 1-4 Stories Attached.....     387        56,755,436.70     4.39     146,654.88    7.167      81.71        619
2-4 Family Attached............     197        46,587,830.89     3.60     236,486.45    7.085      77.46        628
Single Family Attached.........     270        38,001,522.05     2.94     140,746.38    7.439      79.70        595
Planned Unit Development
Attached.......................     117        17,622,206.96     1.36     150,617.15    7.542      83.13        600
Manufactured Home Detached.....      53         4,936,308.20     0.38      93,137.89    7.406      73.66        634
Condo 5 Stories +..............      23         3,175,105.23     0.25     138,048.05    7.499      84.55        646
Condo 1-4 Stories Detached.....       2           279,895.15     0.02     139,947.58    8.368      91.95        572
                                  -----    -----------------   ------   ------------    -----      -----        ---
    Total......................   8,379    $1,293,341,264.93   100.00%  $ 154,355.09    7.298%     79.97%       605
                                  =====    =================   ======   ============    =====      =====        ===


                     PURPOSES OF THE GROUP I MORTGAGE LOANS

                                                                                                  WEIGHTED
                                                                                                  AVERAGE
                                                                                                  ORIGINAL
                                  NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                    OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                                 MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
          LOAN PURPOSE             LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance.............    5,301  $   843,140,771.72    65.19%  $ 159,053.15    7.301%     75.79%       593
Purchase.......................    2,365      342,017,617.41    26.44     144,616.33    7.260      90.20        638
Rate-Term Refinance............      713      108,182,875.80     8.36     151,729.14    7.397      80.22        594
                                   -----  ------------------   ------   ------------    -----      -----        ---
   Total.......................    8,379  $ 1,293,341,264.93   100.00%  $ 154,355.09    7.298%     79.97%       605
                                   =====  ==================   ======   ============    =====      =====        ===

              DOCUMENTATION TYPES OF THE GROUP I MORTGAGE LOANS(1)

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                  OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
      DOCUMENTATION TYPE         LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation...........    5,552    $  811,147,322.68    62.72%  $ 146,100.02   7.222%      81.87%       599
Stated Income Documentation..    2,764       471,547,174.12    36.46     170,603.17   7.428       76.72        614
No Income / No Asset.........       34         5,578,691.71     0.43     164,079.17   7.497       82.07        708
Limited Income Documentation.       29         5,068,076.42     0.39     174,761.26   7.218       74.91        614
                                 -----   -----------------    ------   ------------   -----       -----        ---
      Total..................    8,379   $1,293,341,264.93    100.00%  $ 154,355.09   7.298%      79.97%       605
                                 =====   =================    ======   ============   =====       =====        ===


-------------
(1) For a description of the loan programs, see "The Originator--Underwriting Standards" in this prospectus supplement.


                RISK CATEGORIES OF THE GROUP I MORTGAGE LOANS(1)

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                               NUMBER                         % OF                   WEIGHTED   COMBINED     WEIGHTED
                                 OF                         AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                              MORTGAGE       AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
       RISK CATEGORIES          LOANS    PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
A............................    1,167    $  179,413,001.68    13.87%  $ 153,738.65   7.483%      75.45%       555
AA...........................    3,785       598,940,325.00    46.31     158,240.51   7.093       78.89        619
B............................      885       133,198,366.34    10.30     150,506.63   7.984       72.72        540
C............................      212        31,217,765.10     2.41     147,253.61   8.756       68.72        537
CC...........................       64        10,784,786.79     0.83     168,512.29   9.166       64.35        553
Unavailable..................    2,266       339,787,020.02    26.27     149,950.14   7.101       88.63        640
                                 -----   ------------------   ------   ------------   -----       -----        ---
       Total.................    8,379   $ 1,293,341,264.93   100.00%  $ 154,355.09   7.298%      79.97%       605
                                 =====   ==================   ======   ============   =====       =====        ===

-------------
(1) For a description of the risk categories, see "The Originator--Underwriting Standards" in this prospectus supplement.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF THE
                             GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                  OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
           LOCATION              LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
California ..................    1,056    $  205,831,077.35    15.91%  $ 194,915.79   6.952%      75.30%       595
New York ....................      828       174,185,713.17    13.47     210,369.22   7.062       75.71        613
Massachusetts ...............      645       128,734,959.77     9.95     199,589.08   6.858       77.63        619
Florida .....................      749        98,350,259.60     7.60     131,308.76   7.497       82.94        602
New Jersey ..................      468        86,044,464.70     6.65     183,855.69   7.418       76.38        595
Texas .......................      509        50,807,299.70     3.93      99,817.88   8.040       80.95        589
Illinois ....................      325        46,186,233.89     3.57     142,111.49   7.643       83.28        599
Rhode Island ................      216        37,615,405.56     2.91     174,145.40   6.945       78.61        624
Pennsylvania ................      286        36,749,449.10     2.84     128,494.58   7.389       82.82        603
Virginia ....................      239        35,543,404.69     2.75     148,717.17   7.683       81.42        600
Connecticut .................      215        32,767,084.17     2.53     152,405.04   7.134       82.06        616
Michigan ....................      276        29,356,273.94     2.27     106,363.31   7.965       82.67        594
Colorado ....................      189        28,426,476.28     2.20     150,404.64   6.798       88.22        618
Maryland ....................      169        27,930,099.80     2.16     165,266.86   7.677       79.83        587
Georgia .....................      196        23,843,764.59     1.84     121,651.86   8.044       86.93        604
Nevada ......................      108        20,676,505.09     1.60     191,449.12   7.203       82.03        613
Arizona .....................      148        19,534,443.26     1.51     131,989.48   7.448       85.22        609
New Hampshire ...............      114        18,987,848.89     1.47     166,560.08   7.199       77.48        601
Ohio ........................      180        18,206,077.72     1.41     101,144.88   7.803       87.69        608
North Carolina ..............      163        17,651,787.95     1.36     108,293.18   8.139       86.94        600
Washington ..................      109        17,587,969.13     1.36     161,357.51   7.160       86.96        614
Maine .......................      108        13,660,073.58     1.06     126,482.16   7.456       82.82        625
Minnesota ...................       92        13,252,303.81     1.02     144,046.78   7.043       83.71        611
Other .......................      991       111,412,289.19     8.61     112,424.11   7.605       85.33        605
                                 -----   ------------------   ------   ------------   -----       -----        ---
       Total.................    8,379   $ 1,293,341,264.93   100.00%  $ 154,355.09   7.298%      79.97%       605
                                 =====   ==================   ======   ============   =====       =====        ===



           GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                  OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
       GROSS MARGIN (%)          LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 2.000-  2.499...............        1    $       74,952.66     0.01%  $  74,952.66   8.300%      45.45%       568
 2.500-  2.999...............        3           569,310.42     0.06     189,770.14   6.019       94.98        657
 3.000-  3.499...............       81        16,222,388.43     1.69     200,276.40   5.490       72.69        638
 3.500-  3.999...............      292        55,689,498.74     5.79     190,717.46   5.837       77.54        641
 4.000-  4.499...............      737       133,619,297.27    13.88     181,301.62   6.251       81.58        635
 4.500-  4.999...............    1,056       178,240,404.60    18.52     168,788.26   6.729       82.87        616
 5.000-  5.499...............    1,094       177,998,964.13    18.49     162,704.72   7.180       81.33        601
 5.500-  5.999...............    1,014       156,812,126.51    16.29     154,647.07   7.582       81.02        583
 6.000-  6.499...............      783       112,704,064.50    11.71     143,938.78   7.939       79.84        566
 6.500-  6.999...............      512        69,329,393.80     7.20     135,408.97   8.275       80.46        563
 7.000-  7.499...............      292        38,697,081.55     4.02     132,524.25   8.791       80.01        545
 7.500-  7.999...............      181        22,483,032.40     2.34     124,215.65   9.119       77.20        540
8.000-   8.499...............        1            84,413.88     0.01      84,413.88   9.350       93.89        550
 8.500-  8.999...............        1           119,793.50     0.01     119,793.50   8.800       75.00        590
                                 -----   ------------------   ------   ------------   -----       -----        ---
       Totals................    6,048   $   962,644,722.39   100.00%  $ 159,167.45   7.204%      80.86%       598
                                 =====   ==================   ======   ============   =====       =====        ===

      NEXT ADJUSTMENT DATES FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                               NUMBER                          % OF                  WEIGHTED   COMBINED     WEIGHTED
                                 OF                          AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                              MORTGAGE       AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
     NEXT ADJUSTMENT DATE       LOANS    PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
January 2005.................        4    $      479,277.21     0.05%  $ 119,819.30   6.769%       72.50%      565
February 2005................        2           194,919.65     0.02      97,459.83   7.569        73.50       585
July 2006....................    4,205       663,269,927.74    68.90     157,733.63   7.165        81.13       598
August 2006..................    1,365       218,858,357.69    22.74     160,335.79   7.443        80.78       594
September 2006...............        1            79,950.00     0.01      79,950.00   8.400        64.48       550
July 2007....................      368        61,829,143.79     6.42     168,013.98   6.816        78.46       610
August 2007..................       91        15,846,048.79     1.65     174,132.40   7.037        80.57       610
July 2009....................        7         1,511,890.68     0.16     215,984.38   7.661        81.51       598
July 2019....................        2           297,420.04     0.03     148,710.02   6.135        44.04       711
August 2019..................        3           277,786.80     0.03      92,595.60   8.655        80.71       613
                                 -----   ------------------   ------   ------------   -----        -----       ---
       Totals................    6,048   $   962,644,722.39   100.00%  $ 159,167.45   7.204%       80.86%      598
                                 =====   ==================   ======   ============   =====        =====       ===

      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                  OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
  MAXIMUM MORTGAGE RATE (%)      LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 10.000  -10.499.............        2    $      328,539.57     0.03%  $ 164,269.79   4.159%      81.20%       648
 10.500  -10.999.............       26         5,219,778.19     0.54     200,760.70   4.924       84.32        663
 11.000  -11.499.............      179        35,564,540.22     3.69     198,684.58   5.356       80.09        636
 11.500  -11.999.............      475        93,135,363.38     9.67     196,074.45   5.798       80.31        629
 12.000  -12.499.............      639       115,299,868.16    11.98     180,437.98   6.260       81.78        626
 12.500  -12.999.............    1,146       196,143,073.81    20.38     171,154.51   6.757       81.74        611
 13.000  -13.499.............      825       131,155,918.25    13.62     158,976.87   7.239       81.79        597
 13.500  -13.999.............    1,182       183,190,690.09    19.03     154,983.66   7.734       80.50        582
 14.000  -14.499.............      614        81,782,944.14     8.50     133,196.98   8.228       81.03        575
 14.500  -14.999.............      548        73,089,892.29     7.59     133,375.72   8.714       79.49        560
 15.000  -15.499.............      207        25,462,048.26     2.65     123,005.06   9.219       77.58        558
 15.500  -15.999.............      154        17,243,835.45     1.79     111,972.96   9.710       76.22        542
 16.000  -16.499.............       31         3,096,458.01     0.32      99,885.74  10.194       74.98        535
 16.500  -16.999.............       14         1,477,264.37     0.15     105,518.88  10.626       74.56        543
 17.000  -17.499.............        6           454,508.20     0.05      75,751.37  11.267       75.39        533
                                 -----    -----------------   ------   ------------   -----       -----        ---
       Total.................    6,048    $  962,644,722.39   100.00%  $ 159,167.45   7.204%      80.86%       598
                                 =====    =================   ======   ============   =====       =====        ===


      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE       AGGREGATE      PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
  MINIMUM MORTGAGE RATE (%)      LOANS    PRINCIPAL BALANCE   BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  4.000   -     4.499........        3    $      553,068.62     0.06%  $ 184,356.21   4.805%      84.77%       705
  4.500   -     4.999........       26         5,219,778.19     0.54     200,760.70   4.924       84.32        663
  5.000   -     5.499........      180        35,675,345.62     3.71     198,196.36   5.361       80.03        636
  5.500   -     5.999........      475        93,020,586.22     9.66     195,832.81   5.798       80.28        629
  6.000   -     6.499........      640       115,587,957.89    12.01     180,606.18   6.260       81.79        626
  6.500   -     6.999........    1,149       196,925,181.82    20.46     171,388.32   6.756       81.76        611
  7.000   -     7.499........      825       131,217,340.91    13.63     159,051.32   7.242       81.74        597
  7.500   -     7.999........    1,182       182,997,286.01    19.01     154,820.04   7.740       80.41        581
  8.000   -     8.499........      613        81,523,410.57     8.47     132,990.88   8.233       81.11        575
  8.500   -     8.999........      545        72,455,108.13     7.53     132,945.15   8.724       79.67        560
  9.000   -     9.499........      206        25,262,317.55     2.62     122,632.61   9.229       77.56        558
  9.500   -     9.999........      154        17,279,016.60     1.79     112,201.41   9.714       76.19        541
 10.000   -    10.499........       31         3,096,458.01     0.32      99,885.74  10.194       74.98        535
 10.500   -    10.999........       13         1,377,358.05     0.14     105,950.62  10.690       74.16        545
 11.000   -    11.499........        6           454,508.20     0.05      75,751.37  11.267       75.39        533
                                 -----    -----------------   ------   ------------   -----       -----        ---
     Total...................    6,048    $  962,644,722.39   100.00%  $ 159,167.45   7.204%      80.86%       598
                                 =====    =================   ======   ============   =====       =====        ===

    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                  OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
INITIAL PERIODIC RATE CAPS (%)   LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
1.000........................        7    $      815,572.61     0.08%  $ 116,510.37   7.382%      74.04%       565
2.000........................        4           906,601.59     0.09     226,650.40   6.794       86.53        622
3.000........................    6,036       960,811,742.79    99.81     159,180.21   7.205       80.86        598
4.000........................        1           110,805.40     0.01     110,805.40   6.750       61.67        561
                                 -----    -----------------   ------   ------------   -----       -----        ---
      Total..................    6,048    $  962,644,722.39   100.00%  $ 159,167.45   7.204%      80.86%       598
                                 =====    =================   ======   ============   =====       =====        ===


   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                        % OF                   WEIGHTED   COMBINED     WEIGHTED
                                  OF                        AGGREGATE    AVERAGE     AVERAGE    LOAN-TO-     AVERAGE
     SUBSEQUENT PERIODIC       MORTGAGE      AGGREGATE      PRINCIPAL   PRINCIPAL    MORTGAGE     VALUE      CREDIT
        RATE CAPS (%)            LOANS   PRINCIPAL BALANCE   BALANCE     BALANCE       RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
1.000........................    6,024    $  958,134,384.03    99.53%  $ 159,052.85   7.205%      80.86%       598
1.500........................       20         3,632,078.75     0.38     181,603.94   7.021       76.10        574
2.000........................        3           736,883.86     0.08     245,627.95   6.758       92.96        623
3.000........................        1           141,375.75     0.01     141,375.75   9.200       80.00        555
                                 -----    -----------------   ------   ------------   -----       -----        ---
  Total......................    6,048    $  962,644,722.39   100.00%  $ 159,167.45   7.204%      80.86%       598
                                 =====    =================   ======   ============   =====       =====        ===

                   CREDIT SCORES OF THE GROUP I MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
        CREDIT SCORES            LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
500  - 525..................      965    $  142,843,785.32     11.04%  $ 148,024.65   8.093%      74.50%       514
526  - 550..................      978       150,578,572.93     11.64     153,965.82   7.871       74.20        538
551  - 575..................      876       129,838,426.23     10.04     148,217.38   7.659       74.43        563
576  - 600..................    1,068       164,821,650.83     12.74     154,327.39   7.253       77.31        588
601  - 625..................    1,507       231,659,535.40     17.91     153,722.32   7.054       82.82        613
626  - 650..................    1,201       184,002,004.47     14.23     153,207.33   6.929       83.99        637
651  - 675..................      827       130,557,830.52     10.09     157,869.20   6.830       84.62        661
676  - 700..................      408        69,067,210.71      5.34     169,282.38   6.896       84.65        687
701  - 725..................      247        42,417,471.00      3.28     171,730.65   6.917       85.85        712
726  - 750..................      152        26,573,754.14      2.05     174,827.33   7.076       87.01        738
751  - 775..................       75        11,645,697.62      0.90     155,275.97   6.940       85.88        762
776  - 800..................       27         4,052,058.90      0.31     150,076.26   6.427       87.19        786
801  - 825..................        2           193,885.41      0.01      96,942.71   6.389       34.55        805
Not Available...............       46         5,089,381.45      0.39     110,638.73   8.128       69.98        N/A
                                -----    -----------------    ------   ------------   -----       -----        ---
  Total.....................    8,379    $1,293,341,264.93    100.00%  $ 154,355.09   7.298%      79.97%       605
                                =====    =================    ======   ============   =====       =====        ===


GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $260,337. No Group II Mortgage Loan had a principal balance at origination greater than approximately $1,100,000 or less than approximately $50,000. The average principal balance of the Group II Mortgage Loans as of the cut-off date was approximately $259,958. No Group II Mortgage Loan had a principal balance as of the cut-off date of greater than approximately $1,099,208 or less than approximately $49,731.

         The Group II Mortgage Loans had mortgage rates as of the cut-off date ranging from approximately 4.740% per annum to approximately 13.150% per annum, and the weighted average mortgage rate for the Group II Mortgage Loans was approximately 7.075% per annum.

         As of the cut-off date, the adjustable-rate Group II Mortgage Loans had gross margins ranging from approximately 3.000% to approximately 10.090%, minimum mortgage rates ranging from approximately 4.740% per annum to approximately 12.500% per annum and maximum mortgage rates ranging from approximately 10.740% per annum to approximately 18.500% per annum. As of the cut-off date, with respect to the adjustable-rate Group II Mortgage Loans, the weighted average gross margin was approximately 5.217%, the weighted average minimum mortgage rate was approximately 7.093% per annum and the weighted average maximum mortgage rate was approximately 13.098% per annum. The latest first adjustment date following the cut-off date on any adjustable-rate Group II Mortgage Loan occurs in August 1, 2019 and the weighted average next adjustment date for all of the adjustable-rate Group II Mortgage Loans following the cut-off date is August 1, 2006.

         The weighted average combined loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 79.29%. At origination, no Group II Mortgage Loan had a combined loan-to-value ratio greater than 100.00% or less than approximately 26.67%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 357 months as of the cut-off date. None of the Group II Mortgage Loans will have a first due date prior to August 1, 2004 or after September 1, 2004, or will have a remaining term to stated maturity of less than 178 months or greater than 359 months as of the cut-off date. The latest maturity date of any Group II Mortgage Loan is August 1, 2034.

         The Group II Mortgage Loans are expected to have the following characteristics as of the cut-off date, but investors should note that the sum in any column may not equal the total indicated due to rounding:

        PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION

                                                                                                 WEIGHTED
                                                               % OF                              AVERAGE
                                NUMBER                       AGGREGATE               WEIGHTED    ORIGINAL    WEIGHTED
                                  OF          AGGREGATE      ORIGINAL     AVERAGE    AVERAGE     COMBINED     AVERAGE
                               MORTGAGE       ORIGINAL       PRINCIPAL   PRINCIPAL   MORTGAGE    LOAN-TO-     CREDIT
          RANGE ($)              LOANS    PRINCIPAL BALANCE   BALANCE     BALANCE      RATE    VALUE RATIO    SCORE
------------------------------------------------------------------------------------------------------------------------------------
 25,000.01 -     50,000.00...       24    $    1,200,000.00     0.35%  $  50,000.00   8.525%      61.51%       561
 50,000.01 -     75,000.00...      253        15,535,723.00     4.57      61,406.02   8.518       79.04        585
 75,000.01 -    100,000.00...      164        14,301,187.00     4.21      87,202.36   8.276       78.59        583
100,000.01 -    125,000.00...      101        11,310,513.00     3.33     111,985.28   8.068       80.42        587
125,000.01 -    150,000.00...       54         7,365,794.00     2.17     136,403.59   8.097       79.70        581
150,000.01 -    175,000.00...       35         5,653,385.00     1.66     161,525.29   7.970       76.62        571
175,000.01 -    200,000.00...       30         5,727,178.00     1.68     190,905.93   8.404       75.53        566
200,000.01 -    225,000.00...       12         2,557,050.00     0.75     213,087.50   7.826       70.96        581
225,000.01 -    250,000.00...        5         1,190,350.00     0.35     238,070.00   7.541       81.02        643
250,000.01 -    275,000.00...        6         1,561,350.00     0.46     260,225.00   9.684       70.06        524
275,000.01 -    300,000.00...        6         1,729,600.00     0.51     288,266.67   8.251       72.50        559
300,000.01 -    333,700.00...        5         1,598,610.00     0.47     319,722.00   6.745       74.47        593
333,700.01 -    350,000.00...       88        30,145,393.00     8.87     342,561.28   6.931       79.97        608
350,000.01 -    500,000.00...      397       163,573,227.40    48.11     412,023.24   6.853       81.07        621
500,000.01 - 1,000,000.00....      125        75,450,524.00    22.19     603,604.19   6.535       77.34        624
More than $1,000,000.000.....        1         1,100,000.00     0.32   1,100,000.00   7.650       27.50        616
                                 -----    -----------------   ------   ------------   -----       -----        ---
      Total..................    1,306    $  339,999,884.40   100.00%  $ 260,336.82   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===


    PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
          RANGE ($)               LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 25,000.01 -    50,000.00....       25    $    1,247,972.34     0.37%  $  49,918.89   8.474%      62.09%       566
 50,000.01 -    75,000.00....      252        15,463,810.73     4.55      61,364.33   8.522       79.06        584
 75,000.01 -   100,000.00....      164        14,282,449.69     4.21      87,088.11   8.277       78.59        583
100,000.01 -   125,000.00....      101        11,295,050.73     3.33     111,832.19   8.068       80.42        587
125,000.01 -   150,000.00....       54         7,355,098.20     2.17     136,205.52   8.098       79.70        581
150,000.01 -   175,000.00....       36         5,821,362.81     1.71     161,704.52   7.893       76.27        573
175,000.01 -   200,000.00....       29         5,545,209.00     1.63     191,214.10   8.499       75.86        564
200,000.01 -   225,000.00....       12         2,553,488.19     0.75     212,790.68   7.827       70.96        581
225,000.01 -   250,000.00....        5         1,188,658.28     0.35     237,731.66   7.542       81.01        643
250,000.01 -   275,000.00....        6         1,559,672.74     0.46     259,945.46   9.684       70.06        524
275,000.01 -   300,000.00....        6         1,727,417.59     0.51     287,902.93   8.251       72.50        559
300,000.01 -   333,700.00....        9         2,930,426.91     0.86     325,602.99   6.617       78.67        597
333,700.01 -   350,000.00....       85        29,115,357.54     8.58     342,533.62   6.953       79.74        608
350,000.01 -   500,000.00....      396       162,986,359.92      48.01   411,581.72   6.853       81.09        621
500,000.01 - 1,000,000.00....      125        75,334,110.53    22.19     602,672.88   6.535       77.34        624
More than $1,000,000.000.....        1         1,099,207.84     0.32   1,099,207.84   7.650       27.50        616
                                 -----    -----------------   ------   ------------   -----       -----        ---
       Total.................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===

      MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
      MORTGAGE RATE (%)           LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  4.500-   4.999.............        7    $    3,017,129.61     0.89%  $ 431,018.52   4.909%      76.61%       627
  5.000-   5.499.............       35        13,423,537.30     3.95     383,529.64   5.342       77.29        631
  5.500-   5.999.............      107        44,933,731.33    13.24     419,941.41   5.835       77.60        655
  6.000-   6.499.............      139        50,264,402.70    14.81     361,614.41   6.266       80.40        638
  6.500-   6.999.............      255        88,290,950.44    26.01     346,239.02   6.777       81.09        621
  7.000-   7.499.............      140        37,077,848.44    10.92     264,841.77   7.241       81.95        603
  7.500-   7.999.............      185        43,956,196.14    12.95     237,601.06   7.749       76.68        592
  8.000-   8.499.............      104        17,843,800.02     5.26     171,575.00   8.258       80.15        572
  8.500-   8.999.............      128        18,156,146.44     5.35     141,844.89   8.746       79.62        564
  9.000-   9.499.............       59         7,226,983.84     2.13     122,491.25   9.224       80.65        549
  9.500-   9.999.............       67         7,374,962.13     2.17     110,074.06   9.755       72.96        554
 10.000-  10.499.............       25         2,655,415.82     0.78     106,216.63  10.278       78.51        541
 10.500-  10.999.............       32         2,939,450.70     0.87      91,857.83  10.780       64.91        530
 11.000-  11.499.............        9         1,056,291.24     0.31     117,365.69  11.289       66.80        520
 11.500-  11.999.............       10           959,430.84     0.28      95,943.08  11.673       66.57        530
 12.000-  12.499.............        2           123,376.48     0.04      61,688.24  12.174       65.00        536
 12.500-  12.999.............        1            59,134.87     0.02      59,134.87  12.500       65.00        519
 13.000-  13.499.............        1           146,864.70     0.04     146,864.70  13.150       70.00        516
                                 -----    -----------------   ------   ------------   -----       -----        ---
       Total.................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===


        ORIGINAL TERMS TO STATED MATURITY OF THE GROUP II MORTGAGE LOANS

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                              ORIGINAL
                              NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                             MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
   ORIGINAL TERM (MONTHS)      LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
    1  -  180...............       25     $    2,321,864.34     0.68%  $  92,874.57   7.658%      72.28%       613
  181  -  240...............        9            929,676.22     0.27     103,297.36   7.591       73.19        589
  241  -  360...............    1,272        336,254,112.48    99.04     264,350.72   7.070       79.35        612
                                -----     -----------------   ------   ------------   -----       -----        ---
      Total.................    1,306     $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                =====     =================   ======   ============   =====       =====        ===

        REMAINING TERMS TO STATED MATURITY OF THE GROUP II MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
   REMAINING TERM (MONTHS)       LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
121  -180....................       25    $    2,321,864.34     0.68%  $  92,874.57   7.658%      72.28%       613
181  -240....................        9           929,676.22     0.27     103,297.36   7.591       73.19        589
301  -360....................    1,272       336,254,112.48    99.04     264,350.72   7.070       79.35        612
                                 -----    -----------------   ------   ------------   -----       -----        ---
     Total...................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===


      ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
   LOAN-TO-VALUE RATIO (%)        LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 25.01   -  30.00............        4    $    1,598,183.56     0.47%  $ 399,545.89   7.290%      27.35%       615
 35.01   -  40.00............        6         1,175,131.01     0.35     195,855.17   7.037       37.59        609
 40.01   -  45.00............       10         1,854,088.27     0.55     185,408.83   6.776       43.38        603
 45.01   -  50.00............       15         4,112,721.03     1.21     274,181.40   6.561       48.53        598
 50.01   -  55.00............       14         2,634,507.42     0.78     188,179.10   7.038       53.27        587
 55.01   -  60.00............       43        10,144,337.98     2.99     235,914.84   7.471       57.70        589
 60.01   -  65.00............      106        23,553,264.16     6.94     222,200.61   7.740       64.03        575
 65.01   -  70.00............      100        28,087,974.61     8.27     280,879.75   6.924       68.71        587
 70.01   -  75.00............      165        44,438,388.63    13.09     269,323.57   7.176       74.13        602
 75.01   -  80.00............      296        78,798,135.03    23.21     266,209.92   6.985       79.39        604
 80.01   -  85.00............      203        46,240,996.91    13.62     227,788.16   7.020       84.50        624
 85.01   -  90.00............      206        62,209,395.38    18.32     301,987.36   7.061       89.50        633
 90.01   -  95.00............       68        19,299,079.95     5.68     283,810.00   7.123       94.67        635
95.01  -   100.00............       70        15,359,449.10     4.52     219,420.70   6.572       99.92        663
                                 -----    -----------------   ------   ------------   -----       -----        ---
      Total .................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
       OCCUPANCY STATUS           LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied...............    1,204    $  319,313,727.22    94.05%  $ 265,210.74   7.038%      79.47%       611
Non-owner Occupied...........       81        12,053,942.32     3.55     148,814.10   8.030       74.87        614
Second Home..................       21         8,137,983.50     2.40     387,523.02   7.137       78.68        668
                                 -----    -----------------   ------   ------------   -----       -----        ---
       Total.................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===

----------
(1) The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                                                  WEIGHTED
                                                                                                  AVERAGE
                                                                                                  ORIGINAL
                                  NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                    OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                 MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
         PROPERTY TYPE             LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached.........     965    $  254,469,451.71    74.95%  $ 263,698.91    7.021%     78.98%       609
Planned Unit Development
Detached.......................      69        24,958,392.09     7.35     361,715.83    7.055      80.36        602
2-4 Family Detached............      55        17,875,300.84     5.27     325,005.47    6.979      79.97        633
Condo 1-4 Stories Attached.....      46        11,907,265.14     3.51     258,853.59    7.622      81.23        609
Manufactured Home Detached.....     103        10,601,757.91     3.12     102,929.69    7.795      84.00        642
2-4 Family Attached............      22         9,350,313.12     2.75     425,014.23    6.941      80.43        658
Planned Unit Development
Attached.......................      15         4,564,022.67     1.34     304,268.18    7.093      84.05        626
Single Family Attached.........      26         4,088,355.35     1.20     157,244.44    7.472      63.86        600
Condo 5 Stories +..............       5         1,690,794.21     0.50     338,158.84    7.950      77.35        611
                                  -----    -----------------   ------   ------------    -----      -----        ---
        Total..................   1,306    $  339,505,653.04   100.00%  $ 259,958.39    7.075%     79.29%       612
                                  =====    =================   ======   ============    =====      =====        ===


                     PURPOSES OF THE GROUP II MORTGAGE LOANS

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
         LOAN PURPOSE             LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance...........      894    $  229,461,642.06    67.59%  $ 256,668.50   7.066%      76.92%       605
Purchase.....................      262        76,414,522.31    22.51     291,658.48   6.911       86.65        647
Rate-Term Refinance..........      150        33,629,488.67     9.91     224,196.59   7.515       78.68        583
                                 -----    -----------------   ------   ------------   -----       -----        ---
       Total.................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===

              DOCUMENTATION TYPES OF THE GROUP II MORTGAGE LOANS(1)

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
      DOCUMENTATION TYPE          LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation...........      863    $  192,947,998.88    56.83%  $ 223,578.21   7.058%      81.05%       605
Stated Income Documentation..      433       143,998,918.09    42.41     332,561.01   7.083       77.01        622
Limited Income Documentation.        8         2,142,186.13     0.63     267,773.27   8.048       71.52        572
No Income / No Asset.........        2           416,549.94     0.12     208,274.97   7.673       90.00        714
                                 -----    -----------------   ------   ------------   -----       -----        ---
       Total.................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===

-----------
(1) For a description of the loan programs, see "The Originator--Underwriting Standards" in this prospectus supplement.

                RISK CATEGORIES OF THE GROUP II MORTGAGE LOANS(1)

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
       RISK CATEGORIES            LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
A............................      179    $   44,833,447.11    13.21%  $ 250,466.18   7.399%      77.19%       557
AA...........................      633       189,374,541.69    55.78     299,169.89   6.736       80.08        635
B............................      146        30,041,049.32     8.85     205,760.61   7.732       72.09        543
C............................       76        10,752,073.05     3.17     141,474.65   9.011       70.66        541
CC...........................       61         7,242,830.90     2.13     118,734.93  10.472       63.44        530
Unavailable..................      211        57,261,710.97    16.87     271,382.52   6.808       85.71        639
                                 -----    -----------------   ------   ------------   -----       -----        ---
      Total..................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===


-------------
(1) For a description of the risk categories, see "The Originator--Underwriting Standards" in this prospectus supplement.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF THE
                            GROUP II MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
           LOCATION              LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
California ..................      289    $  120,915,405.42    35.62%  $ 418,392.41   6.701%      79.77%       608
New York ....................      145        60,182,419.87    17.73     415,051.17   6.769       77.76        636
Massachusetts ...............       57        22,075,005.67     6.50     387,280.80   6.919       79.72        624
Florida .....................      112        17,726,506.07     5.22     158,272.38   7.495       77.58        598
New Jersey ..................       39        16,030,576.81     4.72     411,040.43   7.004       78.88        600
Maryland ....................       38        10,547,585.11     3.11     277,568.03   7.353       79.68        613
Virginia ....................       49         9,952,225.11     2.93     203,106.63   7.741       84.12        606
Texas .......................       45         7,768,395.64     2.29     172,631.01   7.468       77.04        607
Michigan ....................       58         5,638,931.17     1.66      97,222.95   8.209       77.59        587
Connecticut .................       17         5,057,340.58     1.49     297,490.62   7.459       72.52        597
Colorado ....................       14         4,863,011.85     1.43     347,357.99   6.223       84.16        606
Ohio ........................       54         4,632,798.68     1.36      85,792.57   8.526       73.53        580
Georgia .....................       25         4,576,246.61     1.35     183,049.86   9.073       83.47        596
Pennsylvania ................       45         4,242,776.15     1.25      94,283.91   7.726       81.98        582
Rhode Island ................       13         3,925,321.75     1.16     301,947.83   6.665       72.93        639
Illinois ....................       17         3,755,509.46     1.11     220,912.32   7.693       75.85        592
Other .......................      289        37,615,597.09    11.08     130,157.78   7.734       81.40        608
                                 -----    -----------------   ------   ------------   -----       -----        ---
      Total..................    1,306    $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                                 =====    =================   ======   ============   =====       =====        ===

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
       GROSS MARGIN (%)          LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 3.000-  3.499...............       18    $    6,671,753.92     2.56%  $ 370,653.00   5.358%      74.97%       653
 3.500-  3.999...............       59        21,502,273.01     8.26     364,445.31   5.826       75.43        631
 4.000-  4.499...............      134        49,689,142.08    19.10     370,814.49   6.276       81.54        628
 4.500-  4.999...............      146        50,966,041.97    19.59     349,082.48   6.635       83.03        618
 5.000-  5.499...............      169        46,818,857.26    18.00     277,034.66   7.112       79.83        602
 5.500-  5.999...............      125        33,930,885.95    13.04     271,447.09   7.564       80.89        581
 6.000-  6.499...............       78        17,063,243.71     6.56     218,759.53   7.996       79.74        577
 6.500-  6.999...............       52        10,088,689.97     3.88     194,013.27   8.212       78.12        558
 7.000-  7.499...............       25         3,467,476.94     1.33     138,699.08   8.598       79.78        528
 7.500-  7.999...............       18         1,966,447.10     0.76     109,247.06   9.362       72.41        556
 8.000-  8.499...............      121        14,543,758.07     5.59     120,196.35   9.775       75.42        534
 8.500-  8.999...............       24         2,578,247.71     0.99     107,426.99   9.815       76.74        537
 9.000-  9.499...............        2           287,866.72     0.11     143,933.36  10.875       69.69        512
 9.500-  9.999...............        5           537,300.91     0.21     107,460.18  10.378       64.04        519
10.000-  10.500..............        1            58,455.97     0.02      58,455.97  10.100       65.00        526
                                   ---    -----------------   ------   ------------   -----       -----        ---
      Total..................      977    $  260,170,441.29   100.00%  $ 266,295.23   7.091%      79.98%       602
                                   ===    =================   ======   ============   =====       =====        ===



      NEXT ADJUSTMENT DATES FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
     NEXT ADJUSTMENT DATE        LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
January 2005.................        1    $       57,694.73     0.02%  $  57,694.73   9.650%       75.00%      504
July 2006....................      649       174,675,529.74    67.14     269,145.65   7.029        80.57       603
August 2006..................      258        62,503,485.25    24.02     242,261.57   7.513        80.00       587
July 2007....................       54        18,017,106.22     6.93     333,650.12   6.275        77.20       630
August 2007..................       12         4,354,457.02     1.67     362,871.42   6.939        66.39       620
July 2019....................        2           475,550.60     0.18     237,775.30   6.608        91.31       733
August 2019..................        1            86,617.73     0.03      86,617.73   6.250        85.00       678
                                   ---    -----------------   ------   ------------   -----        -----       ---
      Total..................      977    $  260,170,441.29   100.00%  $ 266,295.23   7.091%       79.98%      602
                                   ===    =================   ======   ============   =====        =====       ===

      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
  MAXIMUM MORTGAGE RATE (%)      LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
 10.500  -10.999.............        6    $    2,545,379.61     0.98%  $ 424,229.94   4.902%      75.06%       621
 11.000  -11.499.............       33        12,520,675.31     4.81     379,414.40   5.348       77.12        629
 11.500  -11.999.............       76        31,232,318.71    12.00     410,951.56   5.812       79.67        633
 12.000  -12.499.............      112        39,435,015.74    15.16     352,098.35   6.232       82.13        626
 12.500  -12.999.............      179        62,468,208.26    24.01     348,984.40   6.784       82.43        615
 13.000  -13.499.............      110        30,784,272.71    11.83     279,857.02   7.234       82.15        597
 13.500  -13.999.............      136        33,984,991.53    13.06     249,889.64   7.740       76.48        583
 14.000  -14.499.............       77        14,481,230.11     5.57     188,067.92   8.261       79.42        564
 14.500  -14.999.............       87        13,563,587.64     5.21     155,903.31   8.749       79.59        555
 15.000  -15.499.............       42         5,705,012.36     2.19     135,833.63   9.150       81.30        539
 15.500  -15.999.............       56         6,580,785.38     2.53     117,514.02   9.730       71.87        542
 16.000  -16.499.............       19         2,437,389.61     0.94     128,283.66  10.210       77.40        539
 16.500  -16.999.............       25         2,451,565.52     0.94      98,062.62  10.796       65.90        526
 17.000  -17.499.............        8         1,005,510.39     0.39     125,688.80  11.289       67.81        519
 17.500  -17.999.............        8           791,987.06     0.30      98,998.38  11.675       64.93        524
 18.000  -18.499.............        2           123,376.48     0.05      61,688.24  12.174       65.00        536
 18.500  -18.999.............        1            59,134.87     0.02      59,134.87  12.500       65.00        519
                                   ---    -----------------   ------   ------------   -----       -----        ---
       Total.................      977    $  260,170,441.29   100.00%  $ 266,295.23   7.091%      79.98%       602
                                   ===    =================   ======   ============   =====       =====        ===

      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS

                                                                                                WEIGHTED
                                                                                                AVERAGE
                                                                                                ORIGINAL
                                NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                  OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                               MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
  MINIMUM MORTGAGE RATE (%)      LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  4.500   -     4.999........        7    $    3,017,129.61     1.16%  $ 431,018.52   4.909%      76.61%       627
  5.000   -     5.499........       33        12,520,675.31     4.81     379,414.40   5.348       77.12        629
  5.500   -     5.999........       75        30,760,568.71    11.82     410,140.92   5.825       79.59        633
  6.000   -     6.499........      112        39,435,015.74    15.16     352,098.35   6.232       82.13        626
  6.500   -     6.999........      179        62,268,671.88    23.93     347,869.68   6.774       82.36        615
  7.000   -     7.499........      110        30,784,272.71    11.83     279,857.02   7.234       82.15        597
  7.500   -     7.999........      136        34,184,527.91    13.14     251,356.82   7.753       76.63        583
  8.000   -     8.499........       78        14,930,671.62     5.74     191,418.87   8.265       79.74        564
  8.500   -     8.999........       88        13,945,667.26     5.36     158,473.49   8.755       79.46        554
  9.000   -     9.499........       42         5,419,194.95     2.08     129,028.45   9.211       79.99        537
  9.500   -     9.999........       55         6,198,705.76     2.38     112,703.74   9.775       71.68        542
 10.000   -    10.499........       18         2,273,765.51     0.87     126,320.31  10.290       78.50        540
 10.500   -    10.999........       25         2,451,565.52     0.94      98,062.62  10.796       65.90        526
 11.000   -    11.499........        8         1,005,510.39     0.39     125,688.80  11.289       67.81        519
 11.500   -    11.999........        8           791,987.06     0.30      98,998.38  11.675       64.93        524
 12.000   -    12.499........        2           123,376.48     0.05      61,688.24  12.174       65.00        536
 12.500   -    12.999........  `     1            59,134.87     0.02      59,134.87  12.500       65.00        519
                                   ---    -----------------   ------   ------------   -----       -----        ---
       Total.................      977    $  260,170,441.29   100.00%  $ 266,295.23   7.091%      79.98%       602
                                   ===    =================   ======   ============   =====       =====        ===

    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                                MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
INITIAL PERIODIC RATE CAPS (%)    LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
1.000........................        1    $       57,694.73     0.02%  $  57,694.73   9.650%      75.00%       504
2.000........................        4         1,715,821.57     0.66     428,955.39   8.039       84.45        584
3.000........................      972       258,396,924.99    99.32     265,840.46   7.084       79.95        602
                                   ---    -----------------   ------   ------------   -----       -----        ---
       Total.................      977    $  260,170,441.29   100.00%  $ 266,295.23   7.091%      79.98%       602
                                   ===    =================   ======   ============   =====       =====        ===

  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS

                                                                                                 WEIGHTED
                                                                                                 AVERAGE
                                                                                                 ORIGINAL
                                 NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                   OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
     SUBSEQUENT PERIODIC        MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
        RATE CAPS (%)             LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
1.000........................      970    $  257,467,459.55    98.96%  $ 265,430.37   7.088%      79.96%       602
1.500........................        5         1,818,681.30     0.70     363,736.26   7.325       80.13        603
2.000........................        2           884,300.44     0.34     442,150.22   7.444       85.72        616
                                   ---    -----------------   ------   ------------   -----       -----        ---
       Total.................      977    $  260,170,441.29   100.00%  $ 266,295.23   7.091%      79.98%       602
                                   ===    =================   ======   ============   =====       =====        ===


                  CREDIT SCORES OF THE GROUP II MORTGAGE LOANS

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                              ORIGINAL
                              NUMBER                         % OF                  WEIGHTED   COMBINED     WEIGHTED
                                OF                         AGGREGATE    AVERAGE    AVERAGE    LOAN-TO-     AVERAGE
                             MORTGAGE      AGGREGATE       PRINCIPAL   PRINCIPAL   MORTGAGE     VALUE      CREDIT
       CREDIT SCORES           LOANS   PRINCIPAL BALANCE    BALANCE     BALANCE      RATE       RATIO      SCORE
------------------------------------------------------------------------------------------------------------------------------------
  500  - 525...............      191      $   33,451,951.67     9.85%  $ 175,141.11   8.330%      73.47%       513
  526  - 550...............      169          35,651,994.68    10.50     210,958.55   7.919       74.43        537
  551  - 575...............      143          32,611,811.75     9.61     228,054.63   7.495       78.08        563
  576  - 600...............      145          37,783,484.96    11.13     260,575.76   6.956       77.35        589
  601  - 625...............      224          63,977,448.39    18.84     285,613.61   6.797       78.07        613
  626  - 650...............      154          46,584,452.49    13.72     302,496.44   6.767       82.35        638
  651  - 675...............      116          36,423,966.15    10.73     313,999.71   6.468       84.58        663
  676  - 700...............       70          22,552,019.55     6.64     322,171.71   6.629       83.88        688
  701  - 725...............       37          11,204,227.76     3.30     302,816.97   6.547       84.63        711
  726  - 750...............       31          12,134,168.40     3.57     391,424.79   6.523       84.39        737
  751  - 775...............        8           2,844,653.36     0.84     355,581.67   6.423       77.61        764
  776  - 800...............        6           2,706,147.30     0.80     451,024.55   6.160       78.74        785
  801  - 825...............        1             550,788.83     0.16     550,788.83   5.500       90.00        814
Not Available..............       11           1,028,537.75     0.30      93,503.43   8.014       77.01        N/A
                               -----      -----------------   ------   ------------   -----       -----        ---
       Total...............    1,306      $  339,505,653.04   100.00%  $ 259,958.39   7.075%      79.29%       612
                               =====      =================   ======   ============   =====       =====        ===